As filed with the Securities and Exchange Commission on
December 28, 2009
Securities Act File No. 033-18781
Investment Company Act File No. 811-5407

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-effective Amendment No. ___	☐

Post-effective Amendment No. 34	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 36	☑

TRUST FOR CREDIT UNIONS
(Exact Name of Registrant as Specified in Charter)
c/o PNC Global Investment Servicing (U.S.) Inc.
4400 Computer Drive,
Westborough, MA 01581
(Address of Principal Executive Offices)
(800) 342-5828
(Registrant’s Telephone Number, including Area Code)
Jay Johnson
Callahan Financial Services, Inc.
1001 Connecticut Avenue NW, Suite 1001,
Washington, DC 20036
(Name and Address of Agent for Service)
With Copies to:
Mary Jo Reilly, Esq.
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
It is proposed that this filing will become effective (check appropriate box):
☑	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	Trust for Credit Unions December 28, 2009

TRUST FOR CREDIT UNIONS

[GRAPHIC]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A PORTFOLIO IS NOT A CREDIT UNION DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER UNIT, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.
■ Money Market Portfolio ■ Ultra-Short Duration Government Portfolio ■ Short Duration Portfolio

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

The Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio are portfolios (“Portfolios”) of Trust for Credit Unions (the “Trust” or “Fund”), an open-end, management investment company (commonly known as a mutual fund).

■	The Fund is offered solely to state and federally chartered credit unions. Units of each of the Fund’s Portfolios are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (“NCUA”) Rules and Regulations and NCUA Letter Number 155. Units of the Fund, however, may or may not qualify as eligible investments for particular state chartered credit unions. The Fund encourages each state chartered credit union to consult qualified legal counsel concerning whether the Portfolios are permissible investments under the laws applicable to it.
■	The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as the Fund’s investment adviser. GSAM is referred to in this Prospectus as the “Investment Adviser.”

Callahan Credit Union Financial Services, LLLP (“CUFSLP”) is a limited liability limited partnership in which 39 credit unions are limited partners. CUFSLP acts as administrator of the Fund (the “Administrator”). PNC Global Investment Servicing (U.S.) Inc. (“PNC”) provides certain administrative, fund accounting and regulatory administration services to the Fund. Callahan Financial Services, Inc. (“CFS”), serves as the distributor of the Fund (the “Distributor”).

The Fund’s Money Market Investment Philosophy:
The Money Market Portfolio is managed to seek preservation of capital, daily liquidity and maximum current income. The Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1988, the Investment Adviser has actively managed the Money Market Portfolio to provide credit union investors with the greatest possible preservation of principal and income potential.

Investment Process

1.	Managing Credit Risk
The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Money Market Portfolio. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance Departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe. If a security is removed from the “approved” list, the Investment Adviser is not required to sell the security.

2.	Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:

■	Establish dollar-weighted average maturity (WAM) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Money Market Portfolio’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

GENERAL INVESTMENT MANAGEMENT APPROACH

3.	Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect the liquidity of the Money Market Portfolio include:

■	The Money Market Portfolio’s clients and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the Portfolio.

The Fund’s Fixed Income Investment Philosophy:
Active Management Within a Risk-Managed Framework
The Ultra-Short Duration Government Portfolio and the Short Duration Portfolio (the “Bond Portfolios”) are managed to seek a high level of current income, consistent with low volatility of principal.

Global fixed income markets are constantly evolving and are highly diverse—with myriad sectors, issuers and securities. The Investment Adviser believes inefficiencies in these complex markets cause bond prices to diverge from their fair value for periods of time. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, the Investment Adviser believes it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple investment strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
■	Emphasize a risk-aware approach

Investment Process
The Investment Adviser follows a disciplined, multi-step process to evaluate potential mortgage-related investments by assessing:

1. Sector Allocation—The Investment Adviser assesses the relative value between different fixed income sectors, including the different subsectors of the mortgage market, to create investment strategies that meet each Bond Portfolio’s objective.

2. Security Selection Strategies—The Investment Adviser covers each sector of the fixed income market, including mortgage-related securities, with a deep team of seasoned specialists to identify the most attractive securities within each sector.

3. Yield Curve Strategies—The Investment Adviser adjusts the term structure of the Bond Portfolios based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Bond Portfolios.

The Investment Adviser employs quantitative models to supplement the investment process; however, the Bond Portfolios are very much actively managed portfolio strategies, not model-driven. Among the quantitative tools used in the Bond Portfolios’ investment process are:

■	Option-adjusted analytics to evaluate relative attractiveness between different securities within the mortgage markets and to reevaluate investments as market conditions change; and
■	Analytics to estimate mortgage prepayments and cash flows under different interest rate scenarios.

The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

With the Bond Portfolios, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Bond Portfolios described in this Prospectus has a target duration. A Bond Portfolio’s duration approximates its price sensitivity to changes in interest rates including expected cash flow and mortgage prepayments. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In computing portfolio duration, a Bond Portfolio will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Bond Portfolios have no restrictions as to the minimum or maximum maturity of any particular security held by them but intend to maintain the maximum durations noted under “Portfolio Investment Objectives and Strategies.” There can be no assurance that the Investment Adviser’s estimation of duration will be accurate or that the duration of a Bond Portfolio will always remain within the Portfolio’s maximum target duration.

Portfolio Investment Objectives
and Strategies

Money Market Portfolio

     INVESTMENT OBJECTIVE

The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

     PRINCIPAL INVESTMENT STRATEGIES

The Money Market Portfolio invests exclusively in:

■	Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and related custodial receipts
■	U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks), but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder
■	Repurchase agreements pertaining thereto
■	Federal funds

Pursuant to an order of the Securities and Exchange Commission (“SEC”), the Money Market Portfolio may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

     GENERAL INVESTMENT POLICIES

The Portfolio: The Money Market Portfolio’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under Rule 2a-7, the Portfolio may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Money Market Portfolio continued

Net Asset Value (“NAV”): The Money Market Portfolio seeks to maintain a stable NAV of $1.00 per unit. There can be no assurance that the Money Market Portfolio will be able at all times to maintain a NAV of $1.00 per unit.

Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.

Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).

Diversification: Diversification can help the Money Market Portfolio reduce the risks of investing. In accordance with current regulations of the SEC, the Portfolio may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, the Portfolio may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements or U.S. Government Securities. In addition, securities subject to certain guarantees or unconditional demand features are subject to different diversification requirements as described in the Additional Statement.

Credit Quality: Investments by the Money Market Portfolio must present minimal credit risk and be “First Tier Securities.” First Tier Securities are securities that are rated in the highest short-term ratings category by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”), or if only one NRSRO has assigned a rating, by that NRSRO; or have been issued or guaranteed by, or otherwise allow the Portfolio under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities. Securities without short-term ratings may be purchased only if they are deemed by the Investment Adviser, pursuant to procedures approved by the Board of Trustees, to be of comparable quality to First Tier Securities.

NRSROs include Standard & Poor’s Ratings Services, Moody’s Investors Service and Fitch Ratings. For a description of NRSRO rating categories, see the Additional Statement.

PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Ultra-Short Duration
Government Portfolio

     INVESTMENT OBJECTIVE

The Ultra-Short Duration Government Portfolio seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act.

     PRINCIPAL INVESTMENT STRATEGIES

The Ultra-Short Duration Government Portfolio invests exclusively in:

■	U.S. Government Securities and related custodial receipts
■	Repurchase agreements pertaining thereto
■	Short-term obligations that are permitted investments for the Money Market Portfolio

Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of the Ultra-Short Duration Government Portfolio will be invested in U.S. Government Securities, including mortgage-related securities representing an interest in or collateralized by other mortgage-related securities and/or in repurchase agreements collateralized by U.S. Government Securities. The Portfolio expects that a substantial portion of its assets will be invested in mortgage-related securities. While there will be fluctuations in the NAV of the Portfolio, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest.

Portfolio Duration (under normal interest rate conditions):
Target = Six-Month U.S. Treasury Bill Index to One-Year U.S. Treasury Note Index
Maximum = Two-Year U.S. Treasury Security

Expected Approximate Interest Rate Sensitivity: Nine-Month Treasury Bill

Credit Quality: U.S. Government Securities

Benchmarks: Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index

Short Duration Portfolio

     INVESTMENT OBJECTIVE

The Short Duration Portfolio seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act.

     PRINCIPAL INVESTMENT STRATEGIES

During normal market conditions, the Short Duration Portfolio intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by an NRSRO and mortgage-related securities that are U.S. Government Securities. Mortgage-related securities held by the Portfolio may include both adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multiclass mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans.

The Short Duration Portfolio may also invest in:

■	Other U.S. Government Securities and related custodial receipts
■	Repurchase agreements pertaining thereto
■	Short-term obligations that are permitted investments for the Money Market Portfolio

The Short Duration Portfolio will attempt, through the purchase of securities with short or negative durations, to limit the effect of interest rate fluctuations on the Portfolio’s NAV.

Portfolio Duration (under normal interest rate conditions):
Target = Two-Year U.S. Treasury Security
Maximum = Three-Year U.S. Treasury Security

Expected Approximate Interest Rate Sensitivity: Two-Year U.S. Treasury Note

Credit Quality: Privately issued mortgage securities rated AAA or Aaa or AA or Aa by a NRSRO at the time of purchase; U.S. Government Securities

Benchmark: The Two-Year U.S. Treasury Index as reported by Merrill Lynch

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Portfolios in seeking to achieve their investment objectives. Each investment practice and technique is permitted by the 1940 Act and its regulations but will be utilized only to the extent permitted by NCUA Rules and Regulations. The table also highlights the differences among the Portfolios in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Portfolios’ annual/semi-annual reports. For more information, see Appendix A. The Fund publishes on its website (www.trustcu.com) month-end selected portfolio holdings information for the Portfolios, including but not limited to duration and sector allocation, subject to at least a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the Fund’s Additional Statement.

• No specific percentage limitation on usage;
limited only by the objectives and		Ultra-Short
strategies of the Portfolio	Money	Duration		Short
— Not permitted	Market	Government		Duration
	Portfolio	Portfolio		Portfolio
Investment Practices
Investment Company Securities	—	—		•	[1]
Mortgage Dollar Rolls	—	•		•
Repurchase Agreements	•	•		•
Securities Lending	—	•	[2]	•	[2]
When-Issued Securities	•	•		•
Investment Securities
Bank Obligations[3]	•	•		•
Custodial Receipts	•	•		•
U.S. Government Securities	•	•		•
Inverse Floating Rate Securities	—	•		•
Federal Funds[4]	•	•		•
Mortgage-Related Securities
Adjustable Rate Mortgage Loans	—	•		•
Fixed Rate Mortgage Loans	—	•		•
Collateralized Mortgage Obligations	—	•		•
Government Mortgage-Related Securities	•	•		•
Multiple Class Mortgage-Related Securities	—	•		•
Privately Issued Mortgage Pass-Through Securities	—	—		•

[1]	The Short Duration Portfolio may invest up to 10% of its total assets in the securities of other investment companies with policies limiting their investments to those authorized for federally chartered credit unions.
[2]	With respect to no more than 5% of net assets.
[3]	The Portfolios may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks).
[4]	The Portfolios may make unsecured loans of federal funds to U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks).

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any credit union and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the NCUA or any other governmental agency. The NAVs of the Bond Portfolios will fluctuate, and may decline for extended periods, as a result of various factors, including, but not limited to, market and interest rate conditions and the amount of the distributions paid by the Bond Portfolios. There is no assurance that the NAV of a Bond Portfolio will return to its prior levels after a decline. The following summarizes other important risks that apply to the Portfolios and may result in a loss of your investment. None of the Portfolios should be relied upon as a complete investment program. There can be no assurance that a Portfolio will achieve its investment objective.

Ultra-Short
• Applicable	Money	Duration	Short
N/A Not applicable	Market	Government	Duration
	Portfolio	Portfolio	Portfolio
U.S. Government Securities	•	•	•
Stable NAV	•	N/A	N/A
Interest Rate	•	•	•
Credit/Default	•	•	•
Call	•	•	•
Extension	•	•	•
Leverage	N/A	•	•
Market	•	•	•
Management	•	•	•
Liquidity	•	•	•
Portfolio Turnover Rate	N/A	•	•

Risks

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities that may be purchased by the Portfolios may be issued by entities chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) would be placed in conservatorship under the FHFA. The effect that this conservatorship will have on Fannie Mae and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

■	Stable NAV Risk—The risk that the Money Market Portfolio will not be able to maintain a NAV per unit of $1.00 at all times. The Bond Portfolios are not exposed to this risk as they do not maintain a stable NAV; rather, the value of their units fluctuates.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Portfolio’s yield (and the market value of its fixed-income securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank (or a foreign branch of a U.S. bank) or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage- backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Portfolio will also suffer from the inability to invest in higher yielding securities.
■	Leverage Risk—The risk that loss may result from a Portfolio’s investments in mortgage and other instruments permitted by NCUA Rules and Regulations. These

PRINCIPAL RISKS OF THE PORTFOLIOS

instruments may be leveraged so that small changes may produce disproportionate losses to a Portfolio.

■	Market Risk—The risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Liquidity Risk—The risk that a Portfolio will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

■	Portfolio Turnover Rate Risk—A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Portfolio and its unitholders.

More information about the portfolio securities and investment techniques of the Portfolios, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Portfolio Performance

     HOW THE PORTFOLIOS HAVE PERFORMED

The bar charts and tables below provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio from year to year for the last ten years; and (b) the average annual total returns of the Portfolios and how the returns of the Bond Portfolios compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio’s performance would have been reduced.

You may obtain the Money Market Portfolio’s current yield by calling 1-800-342-5828 or 1-800-237-5678.

PORTFOLIO PERFORMANCE

Money Market Portfolio

TOTAL RETURN	CALENDAR YEAR
The total return for the 9-month period ended September 30, 2009 was 0.19%. Best Quarter* Q4 ’00 +1.67% Worst Quarter* Q1 ’04 +0.24%

     AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2008	1 Year	5 Years	10 Years	Inception
Money Market Portfolio (Inception 5/17/88)	2.21%	3.35%	3.49%	4.69%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

Ultra-Short Duration
Government Portfolio

TOTAL RETURN	CALENDAR YEAR
The total return for the 9-month period ended September 30, 2009 was 1.98%. Best Quarter* Q4 ’00 +2.50% Worst Quarter* Q2 ’04 −0.13%

     AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2008	1 Year	5 Years	10 Years	Inception
Ultra-Short Duration Government Portfolio (Inception 7/10/91)	4.21%	3.81%	4.32%	3.85%
Six-Month U.S. Treasury Bill Index**	3.58%	3.65%	3.80%	4.33%	[1]
One-Year U.S. Treasury Note Index**	4.75%	3.62%	4.13%	4.67%
Barclays Capital Mutual Fund Short (1-2 Yr) Government Index***	5.96%	3.90%	4.57%	4.99%	[2]

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees or expenses.

***	Formerly the Lehman Brothers U.S. Short (1-2 Yr) Government Index. The Barclays Capital Mutual Fund Short (1-2 Yr) Government Index is unmanaged and the Index figures do not reflect any deduction for fees or expenses.

[1]	Since August 1, 1991.
[2]	Since November 1, 1992.

PORTFOLIO PERFORMANCE

Short Duration Portfolio*

TOTAL RETURN	CALENDAR YEAR
The total return for the 9-month period ended September 30, 2009 was 3.57%. Best Quarter** Q3 ’01 +3.08% Worst Quarter** Q2 ’04 −0.77%

     AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2008	1 Year	5 Years	10 Years	Inception
Short Duration Portfolio (Inception 10/9/92)	2.77%	3.45%	4.53%	4.50%
Two-Year U.S. Treasury Index***	7.43%	4.15%	4.70%	5.02%
Barclays Capital Mutual Fund Short (1-3 Yr)
Government Index****	6.66%	4.11%	4.81%	5.20%	[1]

*	During the fiscal year ended August 31, 2004, one of the principal investment strategies of the Short Duration Portfolio was revised to provide that the Portfolio intends to invest a substantial portion (formerly 80% of net assets) in mortgage-related securities.
**	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
***	The Two-Year U.S. Treasury Index, as reported by Merrill Lynch, does not reflect any deduction for fees or expenses.

****	Formerly the Lehman Brothers U.S. Short (1-3 Yr) Government Index. The Barclays Capital Mutual Fund Short (1-3 Yr) Government Index is unmanaged and the Index figures do not reflect any deduction for fees or expenses.

[1]	Since November 1, 1992.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold units of the Portfolios.

			Ultra-Short
	Money		Duration	Short
	Market		Government	Duration
	Portfolio		Portfolio	Portfolio
Unitholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None		None	None
Maximum Deferred Sales Charge (Load)	None		None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None	None
Redemption Fees	None		None	None
Exchange Fees	None		None	None

Annual Portfolio Operating Expenses* (expenses that are deducted from Portfolio assets):
Management Fees	0.16%	[1]	0.16%	0.16%
Administration Fees	0.10%	[2]	0.05%	0.05%
Other Expenses	0.10%		0.14%	0.13%

Total Portfolio Operating Expenses*	0.36%	[3]	0.35%	0.34%

*	As a result of current fee waivers and expense limitations, “Total Portfolio Operating Expenses” of the Portfolios which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations and fee waivers (other than the expense limitation described in footnote 3 below) may be modified or terminated at any time at the option of the Investment Adviser and Administrator. If this occurs, a Portfolio’s operating expenses may increase without unitholder approval.

			Ultra-Short
	Money		Duration	Short
	Market		Government	Duration
	Portfolio		Portfolio	Portfolio
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):
Management Fees	0.07%	[1]	0.16%	0.16%
Administration Fees	0.03%	[2]	0.05%	0.05%
Other Expenses	0.10%		0.14%	0.13%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	0.20%	[3]	0.35%	0.34%

PORTFOLIO FEES AND EXPENSES

[1]	The management fee for the Money Market Portfolio is computed daily and payable monthly at annual percentage rates equal to 0.20% of the first $300 million and 0.15% in excess of $300 million of the average daily net assets of the Portfolio. The Investment Adviser has voluntarily agreed to limit its advisory fee to 0.07% of the Portfolio’s average daily net assets. The limitation may be terminated at any time at the option of the Investment Adviser.

[2]	The Administrator has voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to 0.05% of the first $300 million of average daily net assets, 0.04% of the next $700 million of average daily net assets, 0.03% of the next $1 billion of average daily net assets, and 0.02% of average daily net assets over $2 billion. The limitation may be terminated at any time at the option of the Administrator.

[3]	The Administrator has agreed to reduce or limit “Total Portfolio Operating Expenses” of the Money Market Portfolio (excluding interest, taxes, brokerage and extraordinary expenses exclusive of any offset arrangements) to 0.20% of the Portfolio’s average daily net assets.

Portfolio Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without the fee waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your units at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Money Market	$20	$64	$113	$255

Ultra-Short Duration Government	$36	$113	$197	$443

Short Duration	$35	$109	$191	$431

Service Providers

     INVESTMENT ADVISER

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, N.Y. 10005 has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of September 30, 2009, GSAM, including its investment advisory affiliates, had assets under management of $734 billion.

The Investment Adviser provides day-to-day advice regarding the Portfolios’ transactions. The Investment Adviser also continually manages each Portfolio, including the purchase, retention and disposition of securities and other assets.

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Portfolio(s)	Contractual Rate	August 31, 2009
Money Market	0.20% on first $300 million, 0.15% on remainder	0.07%*

Ultra-Short Duration Government and Short Duration	0.18% on first $250 million, 0.16% on next $250 million, 0.14% on remainder**	0.16%

*	The difference between the stated fees and the actual fees paid by the Money Market Portfolio reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitation in the future at its discretion.

**	Contractual rate is based on the aggregate average net assets of the Ultra-Short Duration Government and Short Duration Portfolios. Fees are charged on a pro rata basis between the Portfolios.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with GSAM is available in the Portfolios’ annual report for the fiscal year ended August 31, 2009.

     ADMINISTRATOR AND PNC

Callahan Credit Union Financial Services, LLLP (“CUFSLP”), a Delaware limited liability limited partnership in which 39 credit unions are limited partners, acts as the Administrator of the Portfolios. CUFSLP’s address is 1001 Connecticut Avenue NW, Suite 1001, Washington, D.C. 20036. In this capacity, CUFSLP periodically reviews the performance of the Investment Adviser, the transfer agent, the distributor and the custodian of the Portfolios; provides facilities, equipment and personnel to serve the needs of investors; develops and monitors investor programs for credit unions; provides assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Portfolios; handles unitholder problems and calls relating to administrative matters; provides advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Portfolios; and provides other administrative services to the Portfolios. The administration fee payable to CUFSLP is described under “Portfolio Fees and Expenses.”

PNC Global Investment Servicing (U.S.) Inc. (“PNC”), 301 Bellevue Parkway, Wilmington, Delaware 19809, an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., provides certain administrative, fund accounting and regulatory administration services to the Portfolios. PNC also serves as the Portfolios’ transfer agent and, as such, performs various unitholder servicing functions.

     DISTRIBUTOR

Callahan Financial Services, Inc. (“CFS”), 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504, a Delaware corporation, serves as the distributor (the “Distributor”) of units of the Portfolios. CFS, a registered broker-dealer under the Securities Exchange Act of 1934, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.

SERVICE PROVIDERS

     PORTFOLIO MANAGERS

The portfolio managers for the Bond Portfolios are:

Years
Primarily
Name and Title	Responsible	Five Year Employment History
James P. McCarthy	Since 1995	Mr. McCarthy joined the Investment Adviser in 1995.
Managing Director
Co-Head Global Liquidity Management

Dave Fishman	Since 2008	Mr. Fishman joined the Investment Adviser in 1997.
Managing Director
Co-Head Global Liquidity Management

The Additional Statement provides further information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of units of the Portfolios.

      ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER
     ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Portfolios or limit the Portfolios’ investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Portfolios and other clients directly and indirectly invest. Thus, it is likely that the Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities and instruments as the Portfolios. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios. Goldman Sachs may restrict transactions for itself, but not for the Portfolios (or vice versa). The results of the Portfolios’ investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Portfolios could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Portfolios may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Portfolio may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Portfolios. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolios. The Portfolios’ activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Portfolios, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Portfolios or who engage in transactions with or for the Portfolios. For more information about conflicts of interest, see the Additional Statement.

Dividends

All or substantially all of the Money Market Portfolio’s net investment income (determined on a tax basis) will be declared as a dividend daily. Net short-term capital gains, if any, will be paid in accordance with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and may be reflected in daily dividend declarations. The Money Market Portfolio does not expect to realize long-term capital gains.

Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Bond Portfolios’ net investment income (determined on a tax basis). The Bond Portfolios intend that all net realized long-term and short-term capital gains (after taking into account any available capital loss carryovers) will be declared and paid as a dividend at least annually.

You may choose to have dividends paid in:

■	Cash
■	Additional units of the same Portfolio
■	Units of the Money Market Portfolio (for reinvesting dividends accrued and paid with respect to the Bond Portfolios)

You may indicate your election on your Account Information Form. Any changes may be submitted in writing to PNC or CFS at any time before the record date for a particular dividend or distribution. (If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Portfolio.) The election with respect to a Portfolio’s capital gains dividends, both short-term and long-term, may differ from such election with respect to such Portfolio’s monthly net investment income dividends.

The election to reinvest dividends and distributions in additional units will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the units. At the time of your purchase of units of either of the Bond Portfolios, a portion of the per unit NAV may be represented by undistributed income of the Portfolio or unrealized appreciation of the securities held by the Portfolio.

Dividends from net investment income and distributions from capital gains are declared and paid as follows:

	Investment		Capital Gains
	Income Dividends		Distributions
Portfolio	Declared	Paid	Declared and Paid
Money Market	Daily	Monthly	At Least Annually

Ultra-Short Duration Government	Daily	Monthly	Annually

Short Duration	Daily	Monthly	Annually

Pursuant to the provisions of the Code, each Portfolio intends to distribute substantially all of its net investment company taxable income each year. The amount of these income distributions to unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of a Portfolio’s net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

From time to time, a portion of the Bond Portfolios’ dividends may constitute a return of capital.

Unitholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling units of the Portfolios. For more information about online access, please call 1-800-342-5828.

Purchases of units of the Portfolios may be made only by Federal Reserve wire. There is no minimum for initial or subsequent investments nor are minimum balances required.

     HOW TO BUY UNITS

Money Market Portfolio
You may purchase units of the Money Market Portfolio on any business day, which is any day on which units of the Portfolio are priced, as described below in “How Are Units Priced?,” at their NAV next determined after receipt of an order by wiring federal funds to PNC Bank, N.A. (“PNC Bank”). You may place a purchase order by fax, in writing, or by telephone.

By Fax:	1-508-599-7803

By Writing:	Trust for Credit Unions
c/o PNC Global Investment Servicing (U.S.) Inc. 4400 Computer Drive Westborough, MA 01581

By Telephone:	1-800-342-5828
(9:00 a.m. to 5:00 p.m. New York time)

Units of the Money Market Portfolio are deemed to have been purchased when an order becomes effective (i.e., after an order is received and PNC Bank receives a Federal Reserve wire relating to such order) and are entitled to dividends on units purchased as follows:

If an effective order is received:	Dividends begin:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Federal Reserve wires should be sent as early as possible, but must be received before the end of the business day, for a purchase order to be effective.

Ultra-Short Duration Government Portfolio and Short Duration Portfolio
You may purchase units of each of the Bond Portfolios on any business day, which is any day on which units of the Portfolios are priced, as described below in “How

Are Units Priced?,” at their NAV next determined after receipt of an order by wiring federal funds to PNC Bank. You may place a purchase order by fax, in writing, or by telephone.

By Fax:	1-508-599-7803

By Writing:	Trust for Credit Unions
c/o PNC Global Investment Servicing (U.S.) Inc. 4400 Computer Drive Westborough, MA 01581

By Telephone:	1-800-342-5828
(9:00 a.m. to 5:00 p.m. New York time)

Dividends will begin to accrue as follows:

■	If a purchase order is received by PNC by 4:00 p.m. New York time on a business day, units will be issued and dividends will begin to accrue on the purchased units on the next business day, provided that PNC Bank receives the federal funds with respect to such order by such next business day.
■	If a purchase order is received by PNC after 4:00 p.m. New York time, units will be issued and dividends will begin to accrue on the purchased units on the second business day thereafter, provided that PNC Bank receives the federal funds with respect to such order by such second business day.

Federal Reserve wires should be sent as early as possible, but must be received before the end of the applicable business day for a purchase order to be effective.

What Else Should I Know About Unit Purchases?
The following generally applies to purchases of units:

■	For your initial purchase of units of the Portfolios, you should promptly complete an Account Information Form, and mail it to Trust for Credit Unions, c/o PNC Global Investment Servicing (U.S.) Inc., 4400 Computer Drive, Westborough, MA 01581 or Callahan Financial Services, Inc., 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036. You may not redeem units prior to the Fund’s receipt of such Account Information Form.
■	GSAM and/or CFS may from time to time, at their own expense, provide compensation to certain dealers whose customers purchase significant amounts of units of the Portfolios. The amount of such compensation may be made on a one-time and/or periodic basis and, in the case of GSAM, may be up to 20% of the annual fees that are earned by GSAM as Investment Adviser to the Portfolios (after adjustments) and are attributable to units held by such customers. Such compensation does not represent an additional expense to the Portfolios or their unitholders, since it will be paid from the assets of GSAM, its affiliates or CFS.

UNITHOLDER GUIDE

The Portfolios and the Distributor reserve the right to:

■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers) for any reason in their discretion.

Customer Identification Program.
Federal law requires the Portfolios to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information, for certain investors who open an account with the Portfolios. Applications without the required information, or (where applicable) without an indication that a taxpayer identification number has been applied for, may not be accepted by the Portfolios. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Portfolios reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Portfolios; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Portfolios are unable to verify an investor’s identity. The Portfolios and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Units Priced?
The price you pay or receive when you buy, sell or exchange units is a Portfolio’s next-determined NAV. The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Portfolio) – (Liabilities of the Portfolio) Number of Outstanding Units of the Portfolio

Money Market Portfolio

■	The NAV of the Money Market Portfolio is calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Units will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	To help the Portfolio maintain its $1.00 constant unit price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that the Portfolio will be able at all times to maintain a NAV of $1.00 per unit.

Ultra-Short Duration Government Portfolio and Short Duration Portfolio
The investments of the Bond Portfolios are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, the fair value of the Bond Portfolios’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Portfolios’ Board of Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

■	NAV per unit is calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Units will normally not be priced on any day the New York Stock Exchange is closed.
■	When you buy units, you pay the NAV next calculated after the Bond Portfolios receive your order in proper form.
■	When you sell units, you receive the NAV next calculated after the Bond Portfolios receive your order in proper form.
■	NAV per unit will fluctuate as the values of portfolio securities change in response to changing market rates of interest, principal prepayments, yield spreads and other factors.

An order to buy units of the Bond Portfolios is in proper form if it includes the name of the Portfolio, the dollar amount or number of units you want to buy, and a completed Account Information Form (initial purchases). An order to sell units of the Bond Portfolios is in proper form if it contains your name(s) and signature(s) (and any required signature guarantees as described below under “How to Sell Units—What Else Do I Need To Know About Redemptions”), your account number, the name of the Portfolio, the dollar amount or number of units you want to sell, instructions on how and where to send the proceeds, and any supporting legal documentation that may be required.

General Valuation Policiess

■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Portfolio reserves the right to close at or prior to the BMA recommended closing time. If a Portfolio does so, it will cease granting same business day credit for purchase, redemption and exchange orders received after the Portfolio’s closing time and credit will be given to the next business day.
■	Each Portfolio reserves the right to advance the time by which purchase, redemption and exchange orders must be received for same business day credit as otherwise permitted by the SEC.

UNITHOLDER GUIDE

■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than a Portfolio’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) unitholders accordingly based on the official closing NAV.

If an event that affects the value of a security occurs after the publication of market quotations used by the Portfolios to price their securities but before the close of trading on the New York Stock Exchange, the Fund in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

Note: The time at which transactions and units are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, as determined by the SEC, the Fund may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 1-800-342-5828 or 1-800-CFS-5678.

     HOW TO SELL UNITS

How Can I Sell Units Of The Portfolios?
You may arrange to take money out of your account by selling (redeeming) some or all of your units. Generally, the Portfolios will redeem your units without charge upon request on any business day at their next determined NAV after receipt of such request in proper form. Redemptions may be requested in writing, by fax, or by telephone.

Instructions For Redemptions:
By Writing:
■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Portfolio name
■ The dollar amount or number of units you want to sell
■ How and where to send the proceeds

■ Mail the request to: Trust for Credit Unions c/o PNC Global Investment Servicing (U.S.) Inc. 4400 Computer Drive Westborough, MA 01581

By Telephone:	If you have elected the telephone redemption and exchange privileges on your Account Information Form: ■ 1-800-342-5828 (9:00 a.m. to 5:00 p.m. New York time)

By Fax:	1-508-599-7803
■ Write a letter of instruction that includes: ■ Your name(s) and signature(s) ■ Your account number ■ The Portfolio name ■ The dollar amount or number of units you want to sell
Proceeds will be sent to the payment instruction already on file.

What Do I Need To Know About Telephone Redemption Requests?
The Portfolios, the Distributor, the Administrator, the Investment Adviser and the transfer agent will not be liable for any loss you may incur in the event that the Portfolios accept unauthorized telephone redemption requests that the Portfolios reasonably believe to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, PNC employs reasonable procedures specified by the Portfolios to confirm that such instructions are genuine. If reasonable procedures are not employed, a Portfolio may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemptions will be wired directly to the credit union, central credit union, or other domestic depository account designated on the

UNITHOLDER GUIDE

Account Information Form unless you provide written instructions signed by an authorized person designated on the Account Information Form indicating another credit union, or other depository accounts.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
You may arrange for your redemption proceeds to be wired as federal funds to the credit union, central credit union or other domestic depository institution designated on your Account Information Form. Redemption proceeds may not be wired to third parties.

Money Market Portfolio
If a redemption request is received by PNC before 3:00 p.m. New York time, the units to be redeemed do not earn income on the day the request is received, but proceeds are ordinarily wired on the same day. If such request is received by PNC after such time and prior to 4:00 p.m. New York time, the units to be redeemed earn income on the day the request is received and proceeds are ordinarily wired on the morning of the following business day.

Ultra-Short Duration Government Portfolio and Short Duration Portfolio
If a redemption request is received by PNC by 4:00 p.m. New York time, the proceeds are ordinarily wired on the next business day. Units to be redeemed earn income with respect to the day the request is received. Also, units redeemed on a day immediately preceding a weekend or holiday continue to earn income until the next business day.

What Else Do I Need To Know About Redemptions?

■	If its authorized signature is guaranteed, a unitholder may change the designated credit union, central credit union or other domestic depository account upon written notice to PNC. A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation regarding any such change or regarding a redemption by any means may be required when deemed appropriate, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.
■	The right of a unitholder to redeem units and the date of payment by a Portfolio may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC; or for such other period as the SEC may by order permit for the protection of unitholders of the Portfolio.

■	Units may be redeemed by a Portfolio if the Trustees determine in their sole discretion that failure to redeem such units may have materially adverse consequences to the unitholders of the Portfolio. Because the Portfolios are offered solely to state and federally chartered credit unions, and to avoid the potential for adverse tax or other consequences to its unitholders, the Portfolios may redeem units that are owned at any time by any unitholder that is not a credit union (including a unitholder that was a credit union at the time of purchase but thereafter ceases to be a credit union).

Can My Dividends And Distributions From A Bond Portfolio Be Reinvested In The Money Market Portfolio?
You may elect to reinvest dividends and capital gain distributions paid by the Bond Portfolios in units of the same Bond Portfolio or in units of the Money Market Portfolio.

■	Units will be purchased at NAV.
■	Cross-reinvestment of dividends will be made to an identically registered account.

UNITHOLDER GUIDE

Can I Exchange My Investment From One Portfolio To Another?
You may exchange units of each Portfolio at NAV for units of any other Portfolio of the Trust. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:
By Writing:
■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Portfolio name
■ The dollar amount or number of units to be exchanged
■ Mail the request to:
Trust for Credit Unions
c/o PNC Global Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westborough, MA 01581

By Telephone:	If you have elected the telephone redemption and exchange privileges on your Account Information Form: ■ 1-800-342-5828 (9:00 a.m. to 5:00 p.m. New York time)

By Fax:	1-508-599-7803
■ Write a letter of instruction that includes: ■ Your name(s) and signature(s) ■ Your account number ■ The Portfolio name ■ The dollar amount or number of units to be exchanged

You should keep in mind the following factors when making or considering an exchange:

■	You should read the Prospectus before making an exchange.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	PNC may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account.
■	The Portfolios reserve the right to reject any exchange request.

What Types Of Reports Will I Be Sent Regarding Investments In The Portfolios?

You will receive an annual report containing audited financial statements and a semi-annual report. All unitholders will be provided with an individual monthly statement for each Portfolio showing each transaction for the reported month. Unitholders of the Bond Portfolios will also be provided with a printed confirmation for each transaction in their accounts.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policies and procedures adopted by the Board of Trustees, the Trust does not permit market timing or other excessive trading practices in the Bond Portfolios. Purchases and exchanges by investors in the Bond Portfolios should be made for investment purposes that are consistent with the investment policies and practices of the respective Portfolios. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, harm fund performance and negatively impact longer-term unitholders.

The Trust recognizes that the investments held by the Bond Portfolios are less susceptible to market timing and other excessive trading practices than certain other types of portfolios, and may be appropriately used by unitholders for relatively shorter-term investment purposes. Accordingly, the deterrent practices discussed below that will apply to a particular Bond Portfolio will depend, in part, on an assessment of the potential risk that market timing practices and other excessive trading practices pose to that Portfolio. Similarly, the monitoring criteria and frequency, thresholds for review and intervention trigger points set by the Fund acting through its Chief Compliance Officer to identify, monitor and prevent abusive short-term trading will also depend, in part, on such assessment.

The Trust reserves the right to reject or restrict purchase or exchange requests from any investor. The Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its unitholders, the Trust will exercise this right if, in the Trust’s judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust, has been or may be disruptive to a Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together. No waivers of the provisions of the policies and procedures established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its unitholders or would subordinate the interests of the Trust or its unitholders to those of GSAM or any of GSAM’s affiliates.

UNITHOLDER GUIDE

The Trust’s policies and procedures on excessive trading practices do not apply to the Money Market Portfolio because this Portfolio may be appropriately used by unitholders for short-term investment or cash management purposes. However, the Trust reserves the right to apply such policies and procedures to the Money Market Portfolio in the event of a reassessment regarding the risk that abusive short-term trading poses to such Portfolio. The Money Market Portfolio reserves the right, however, to refuse a purchase or exchange order if management of the Trust believes that the transaction may not be in the best interests of the Portfolio.

Taxation

     TAXATION OF UNITHOLDERS

If state and federally chartered credit unions meet all requirements of Section 501(c)(14)(A) of the Code, and all rules and regulations thereunder, they will be exempt from federal income taxation on any income, dividends or capital gains realized as the result of purchasing, holding, exchanging or redeeming units of the Portfolios.

     FEDERAL TAXATION OF THE FUND

The Trust intends that each of its Portfolios will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of Subtitle A, Chapter 1, of the Code. Each Portfolio is treated as a separate corporation for federal tax purposes and generally must comply with the qualification and other requirements applicable to regulated investment companies, without regard to the Trust’s other Portfolios. If a Portfolio otherwise complies with such provisions, then in any taxable year for which it distributes at least 90% of its investment company taxable income determined for federal income tax purposes (before any deduction for dividends paid), the Portfolio will be relieved of federal income tax on the amounts distributed. The Portfolios intend to distribute to their unitholders substantially all of each Portfolio’s net investment company taxable income and net capital gain.

The Code will impose a 4% excise tax if a Portfolio fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is not anticipated that this provision will have any material impact on the Portfolios or their unitholders.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be taxed to such Portfolio at the appropriate corporate rate without any reduction for distributions made to unitholders.

The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Portfolios.

More information about taxes is included in the Additional Statement.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

Risks of Fixed Income Securities. The Portfolios will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that, when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a Portfolio will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”) and mortgage-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

Risks of Mortgage and Related Investments. Mortgage-related securities are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects super floaters and premium priced mortgage-related securities. The risk of slower than anticipated prepayments generally adversely affects floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-related securities. In addition, particular securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Illiquid Securities. The Bond Portfolios may invest up to 15% of their net assets and the Money Market Portfolio may invest up to 10% of its net assets in illiquid securities, which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Securities that are not readily marketable
■	Repurchase agreements, federal funds loans and fixed time deposits with a notice or demand period of more than seven days
■	Loan participations of foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises where a substantial secondary market is absent
■	If permissible for a Portfolio, certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because, for example, it is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid

Investing in restricted securities may decrease a Portfolio’s liquidity to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Portfolio Turnover Rate. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Portfolio. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Portfolio and its unitholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Portfolio’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the historical portfolio turnover rates of the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio.

Investment Criteria. If, after purchase by a Portfolio, an investment ceases to meet the investment criteria stated in this Prospectus, the Investment Adviser will consider whether the Portfolio should continue to hold the investment. Investments purchased prior to January 1, 1998 will be governed by the NCUA Rules and Regulations in effect when purchased, and the Portfolios may continue to hold such

APPENDIX A

investments after that date subject to compliance with the NCUA Rules and Regulations.

     B.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Portfolios, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without unitholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval.

U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the ability of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuing agency, instrumentality or sponsored enterprise. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed as to principal and interest. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts. Interests in U.S. Government Securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Related Securities. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The Short Duration Portfolio may invest in privately-issued mortgage pass-through securities that are rated high quality and represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on residential properties, residential multi-family properties consisting of four or fewer units and mixed residential/commercial properties. (In conformance with the NCUA Rules and Regulations, the Short Duration Portfolio does not currently invest in commercial mortgage-related securities.)

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-related securities without insurance or guarantees may also be purchased by the Short Duration Portfolio if they have the required rating from an NRSRO. Some mortgage-related securities issued by private organizations may not be readily marketable.

Mortgage-related securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow

APPENDIX A

from a pool of underlying mortgages or of other mortgage-related securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Portfolio may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

The Portfolios may invest in exchangeable collateralized mortgage obligations (“exchangeable CMOs”) representing beneficial ownership interests in one or more interest-only classes of a CMO (“IO CMOs”) or principal-only classes of a CMO (“PO CMOs”) if certain requirements prescribed by NCUA Rules and Regulations are satisfied. Otherwise, the Portfolios may not invest in stripped mortgage-backed securities (“SMBS”) or securities that represent interests in SMBS.

To the extent a Portfolio concentrates its investments in pools of mortgage-related securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Throughout 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse impact on a Portfolio to the extent it invests in mortgage-related or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Inverse Floating Rate Securities. The Bond Portfolios may, to the extent permitted by the NCUA, invest in leveraged inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Zero Coupon Securities. Each Portfolio may purchase zero coupon securities which are U.S. Government Securities and do not have maturity dates of more than ten years from the settlement date. Zero coupon securities are issued at a discount from their face value because interest payments are typically postponed until maturity. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. The Bond Portfolios may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Portfolio of securities for delivery in the current month. The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Portfolio’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Portfolio may experience a loss. The Portfolios do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

When-Issued Securities. Pursuant to NCUA Rules and Regulations, the Portfolios may purchase and sell securities in transactions that provide for their delivery by regular-way settlement. Regular-way settlement means that delivery of a security from a seller to a buyer is to be made within the time frame that the securities industry has established for that type of security.

In addition to purchasing and selling securities that have already been issued, the Portfolios may purchase or sell securities in when-issued transactions. In these transactions, securities are bought or sold during the period between the

APPENDIX A

announcement of an offering and the issuance and payment date of the securities in order to secure what is considered to be an advantageous yield or price.

Like other transactions, the purchase of securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of when-issued securities involves the risk that the value of the securities sold may increase before the settlement date. Although the Portfolios will generally purchase securities on a when-issued basis with the intention of acquiring the securities, a Portfolio may dispose of the securities prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. The Bond Portfolios may seek to increase their income by lending portfolio securities to institutions, such as banks and broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents or U.S. Government Securities in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is so invested in other investment securities, such collateral will be subject to market depreciation or appreciation and a Portfolio will be responsible for any loss that might result from its investment of the borrowers’ collateral. Any investments purchased with the cash (as well as other cash received in connection with the loan) must be permissible for federally chartered credit unions and must mature no later than the maturity of the transaction. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 5% of the value of the net assets of a Bond Portfolio (including the loan collateral). A Bond Portfolio may experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Bond Portfolio or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Portfolio may enter into repurchase agreements with securities dealers and banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is not enforceable.

The Portfolios, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Other Investment Companies. The Short Duration Portfolio may invest in securities of other investment companies subject to the limitations prescribed by the 1940 Act. These limitations generally include a prohibition on the Portfolio acquiring more than 3% of the voting securities of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and/or restrictions that limit their investments to those authorized for federally chartered credit unions. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolio may invest include money market funds for which the Investment Adviser or any of its affiliates serve as investment adviser, administrator or distributor.

Bank Obligations. The Portfolios may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder. Bank obligations may include certificates of deposit, bankers’ acceptances, bank notes, deposit notes, and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Obligations of foreign branches of U.S. banks include fixed time deposits. Generally, fixed time deposits are not payable until maturity, but may permit early withdrawal subject to penalties which vary depending upon market conditions and the remaining maturity of the obligations.

The activities of U.S. and most foreign banks are subject to extensive but different government regulations which may limit both the amount and types of loans that may be, made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

APPENDIX A

Obligations of foreign branches of U.S. banks involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations or that deposits may be seized or nationalized.

Federal Funds. The Portfolios may make unsecured loans of federal funds to U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the rules and regulations thereunder.

Federal funds are funds held by a regional Federal Reserve Bank for the account of a bank that is a member of such Federal Reserve Bank (a “Fed Member Bank”). A loan of federal funds is an unsecured loan to a Fed Member Bank at a negotiated interest rate for a negotiated time period, generally overnight, of federal funds. Loans of federal funds are not insured by the Federal Deposit Insurance Corporation. In the event the borrower of federal funds enters a bankruptcy or other insolvency proceeding, the Portfolios could experience delays and incur expenses in recovering cash. Further, the possibility exists that in such an instance, the borrowing institution may not be able to repay the loaned funds. Creditworthiness is, therefore, of particular importance given the unsecured nature of federal funds borrowings. The Portfolios will limit federal funds lending to those Fed Member Banks whose creditworthiness has been reviewed and found by the Investment Adviser to be comparable in quality to securities rated high quality by an NRSRO.

Borrowing. The Portfolios may not borrow money, except as a temporary measure, and then only in amounts not exceeding one-third of the value of a Portfolio’s net assets.

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Portfolio’s financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all distributions). The information for the fiscal years ended August 31, 2009 and 2008 have been audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ 2009 annual report (available upon request without charge). Information for fiscal years prior to the fiscal year ended August 31, 2008, was audited by the Fund’s former independent registered public accounting firm.

APPENDIX B

     MONEY MARKET PORTFOLIO

	Years Ended August 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income(a)	0.01	0.03	0.05	0.04	0.02

Total income from investment operations	0.01	0.03	0.05	0.04	0.02

Less distributions from:
Investment Income	(0.01)	(0.03)	(0.05)	(0.04)	(0.02)

Total distributions	(0.01)	(0.03)	(0.05)	(0.04)	(0.02)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	0.63%	3.36%	5.33%	4.52%	2.44%
Ratios/Supplemental data:
Net Assets at the end of year (in thousands)	$944,997	$823,406	$417,772	$256,798	$251,000
Ratios to average net assets:
Expenses net of waivers and reimbursements	0.20% (c)	0.19%	0.14%	0.14%	0.13%
Expenses before waivers and reimbursements	0.36%	0.37%	0.34%	0.38%	0.32%
Net investment income (net of waivers and reimbursements	0.52%	2.93%	5.20%	4.48%	2.36%
Net investment income (before waivers and reimbursements	0.36%	2.75%	5.00%	4.24%	2.17%

(a)	Calculated based on average units outstanding.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

(c)	The Money Market Portfolio’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds represented an expense of 0.02% for the year ended August 31, 2009.

     ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

	Years Ended August 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.45	$9.45	$9.43	$9.43	$9.48

Income from Investment operations:
Net investment income(a)(b)	0.19	0.34	0.43	0.34	0.22
Net realized and unrealized gain (loss) on investment transactions	0.17	0.05	0.06	0.04	(0.01)

Total income from investment operations	0.36	0.39	0.49	0.38	0.21

Less distributions from:
Investment income(b)	(0.20)	(0.38)	(0.47)	(0.38)	(0.26	)(c)
Capital	—	(0.01)	—	—	—

Total distributions	(0.20)	(0.39)	(0.47)	(0.38)	(0.26)

Net asset value, end of year	$9.61	$9.45	$9.45	$9.43	$9.43

Total return(d)	3.85%	4.17%	5.35%	4.12%	2.28%
Ratios/Supplemental data:
Net Assets at the end of year (in thousands)	$362,641	$336,303	$283,337	$384,020	$587,858
Ratio to average net assets:
Expenses net of waivers and reimbursements	0.35%	0.38%	0.35%	0.35%	0.35%
Expenses before waivers and reimbursements	0.35%	0.41%	0.39%	0.38%	0.36%
Net investment income (net of waivers and reimbursements)	1.96%	3.54%	4.54%	3.57%	2.42%
Net investment income (before waivers and reimbursements)	1.96%	3.51%	4.50%	3.54%	2.41%
Portfolio turnover Rate(e)	179%	162%	107%	52%	68%

(a)	Calculated based on average units outstanding.
(b)	Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Includes amounts less than $0.005 that are distributions from paid-in capital.

(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

(e)	There was no effect to the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any. There were no mortgage dollar roll transactions for the years ended August 31, 2008 and 2009.

APPENDIX B

     SHORT DURATION PORTFOLIO

	Years Ended August 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.44	$9.50	$9.51	$9.59	$9.72

Income from investment operations:
Net investment income(a)(b)	0.27	0.37	0.41	0.37	0.31
Net realized and unrealized gain (loss) on investment transactions	0.16	(0.01)	0.03	(0.07)	(0.13)

Total income from investment operations	0.43	0.36	0.44	0.30	0.18

Less distributions from:
Investment income(b)	(0.29)	(0.42)	(0.45)	(0.38)	(0.31)

Total Distributions	(0.29)	(0.42)	(0.45)	(0.38)	(0.31)

Net asset value, end of year	$9.58	$9.44	$9.50	$9.51	$9.59

Total return(c)	4.60%	3.83%	4.77%	3.25%	1.91%
Ratios/Supplemental data:
Net Assets at the end of year (in thousands)	$386,244	$372,293	$431,246	$678,062	$721,650
Ratio to average net assets:
Expenses	0.34%	0.39% (d)	0.32%	0.32%	0.31%
Net investment income	2.87%	3.88% (d)	4.31%	3.90%	3.19%
Portfolio turnover Rate(e)	293%	241%	122%	126%	235%

(a)	Calculated based on average units outstanding.
(b)	Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

(d)	Custody credits earned in the year ended August 31, 2008 had no effect on ratios.

(e)	There was no effect to the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any. There were no mortgage dollar roll transactions for the years ended August 31, 2008 and 2009.

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Index

1	General Investment Management Approach

5	Portfolio Investment Objectives and Strategies
	5	Money Market Portfolio
	7	Ultra-Short Duration Government Portfolio
	8	Short Duration Portfolio

9	Other Investment Practices and Securities

11	Principal Risks of the Portfolios

14	Portfolio Performance

18	Portfolio Fees and Expenses

21	Service Providers

25	Dividends

27	Unitholder Guide
	27	How to Buy Units
	31	How to Sell Units
38	Taxation

39	Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

48	Appendix B
Financial Highlights

Trust For Credit Unions
Prospectus

     FOR MORE INFORMATION

Annual/Semi-Annual Report
Additional information about the Portfolios’ investments is available in the Fund’s annual and semi-annual reports to unitholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Money Market, Ultra-Short Duration Government and Short Duration Portfolios’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Portfolios and their policies is also available in the Portfolios’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Trust for Credit Unions at 1-800-342-5828 or CFS at 1-800-237-5678. You can also access and download the annual and semi-annual reports, and the Additional Statement, free of charge, at the Portfolios’ website, http://www.trustcu.com.
To obtain other information and for unitholder inquiries:

■ By telephone:	1-800-DIAL TCU (342-5828) or 1-800-CFS-5678
■ By mail:	Trust for Credit Unions c/o PNC Global Investment Servicing (U.S.) Inc. 4400 Computer Drive Westborough, MA 01581
or
Callahan Financial Services, Inc. 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036
■ On the Internet:	SEC EDGAR database – http://www.sec.gov (text-only) CFS – http://www.trustcu.com
You may review and obtain copies of Portfolio documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Portfolio documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to the SEC’s e-mail address at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. This Prospectus is intended for use by state and federally chartered credit unions that are exempt from federal income taxation.

The Portfolios’ investment company registration number is 811-5407.

PART B
STATEMENT OF ADDITIONAL INFORMATION
TRUST FOR CREDIT UNIONS
4400 Computer Drive
Westborough, MA 01581
• Money Market Portfolio
• Ultra-Short Duration Government Portfolio
• Short Duration Portfolio
This Statement of Additional Information (the “Additional Statement”) is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus dated December 28, 2009 (the “Prospectus”), relating to the offering of units of the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio of Trust for Credit Unions (collectively, the “Portfolios”). A copy of the Prospectus may be obtained without charge from Trust for Credit Unions at (800) DIAL TCU (800-342-5828) or Callahan Financial Services, Inc. at (800) 237-5678.
The audited financial statements and related report of Ernst & Young, LLP, independent registered public accounting firm, for the fiscal year ended August 31, 2009, for each Portfolio contained in the Portfolios’ 2009 annual report are incorporated herein by reference in the section “Financial Statements.” Information in the financial statements for periods prior to the fiscal year ended August 31, 2008 was audited by the Portfolios’ former independent registered public accounting firm. The annual report may be obtained by writing to the address above or calling the toll-free numbers above. No other portions of the Portfolios’ annual report are incorporated herein by reference.
The date of this Additional Statement is December 28, 2009.

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U. S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN ITS NET ASSET VALUE PER UNIT AT $1.00 ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS.

INTRODUCTION
Trust for Credit Unions (the “Fund” or the “Trust”) is an open-end, diversified, management investment company (commonly known as a “mutual fund”) offered only to state and federally chartered credit unions. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios. This Additional Statement relates to the offering of the units of the Fund’s Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (individually, a “Portfolio”).
As stated in the Prospectus, under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of the Ultra-Short Duration Government Portfolio will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. For purposes of this policy, the term “net assets” includes any borrowings for investment purposes. To the extent required by the regulations of the Securities and Exchange Commission (“SEC”), the Ultra-Short Duration Government Portfolio will provide its unitholders with sixty days’ notice in the manner prescribed by the SEC before any change is made to the Portfolio’s policy stated in this paragraph.
The Fund was established under Massachusetts law by an Agreement and Declaration of Trust dated September 24, 1987 (the “Declaration of Trust”). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in separate investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established. Investment in the Portfolios relieves investors from the administrative and accounting burdens involved in direct investments, and also provides related benefits as described below.
High Current Income. The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high-quality money market investments authorized under the Federal Credit Union Act. The Ultra-Short Duration Government and Short Duration Portfolios (the “Bond Portfolios”) seek to achieve a high level of current income, consistent with low volatility of principal and relatively low volatility of principal, respectively, by investing in obligations authorized under the Federal Credit Union Act. The Bond Portfolios invest in longer-term, higher-yielding securities than a money market fund, and may utilize certain investment techniques not available to a money market fund. Similarly, the yields of the Bond Portfolios are expected to exceed those offered by bank certificates of deposit and money market accounts. However, the Bond Portfolios do not maintain a constant net asset value (“NAV”) per unit and are subject to greater fluctuation in the value of their units than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in units of the Portfolios are not insured or guaranteed by any government agency.
Relative Stability of Principal. Unlike the Money Market Portfolio which seeks to maintain its NAV per unit at $1.00 (although there is no assurance that the Money Market Portfolio will be able to do so on a continuous basis), the Bond Portfolios’ NAVs per unit fluctuate. It is expected that over the long-term the volatility of the Bond Portfolios will be low in relation to longer-term bond funds; however, there may be a loss of principal. The Ultra-Short Duration Government Portfolio attempts to reduce NAV fluctuation by maintaining a maximum duration equal to that of a Two-Year U.S. Treasury security and a target duration no shorter than that of the Six-Month U.S. Treasury Bill Index and no longer than that of the One-Year U.S. Treasury Note Index. Similarly, the Short Duration Portfolio attempts to reduce NAV fluctuation by maintaining a maximum duration that will not exceed that of a Three-Year U.S. Treasury security and a target duration equal to that of a Two-Year U.S. Treasury security and by utilizing certain active management techniques to hedge interest rate risk. Duration is a measure of the price sensitivity of a Portfolio, including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios, and is reviewed and recalculated daily. However, there is no assurance that these strategies will be successful. There can be no assurance that Goldman Sachs Asset Management, L.P.’s (“GSAM” or the “Investment Adviser”) estimation of a Portfolio’s duration will be accurate or that the duration of a Portfolio will always remain within the maximum target duration described above.
Liquidity. Because the Portfolios’ units may be redeemed upon request of a unitholder on any business day at NAV, the Portfolios offer greater liquidity than many competing investments such as certificates of deposit and direct investments in certain mortgage-related securities.
Experienced Professional Management. Successfully creating and managing a diversified portfolio of mortgage-related securities requires professionals with extensive experience. Members of GSAM’s portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities. At September 30, 2009, they were responsible for approximately $734.1 billion in fixed income assets.
A Sophisticated Investment Process. The Portfolios’ investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. mortgage and other markets. GSAM’s portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve.
In planning each Portfolio’s strategy, the managers are able to draw upon the economic and fixed income research resources of Goldman, Sachs & Co. (“Goldman Sachs”). They also have access to Goldman Sachs’ proprietary models. Among the quantitative techniques used in the Bond Portfolios’ investment processes are:
• option-adjusted analytics to evaluate relative attractiveness between different securities within the fixed income market and to re-evaluate investments as market conditions change; and
• analytics to estimate mortgage prepayments and cash flows under different interest rate scenarios.
The portfolio managers may use these and other trading and hedging techniques in response to market and interest rate conditions. In particular, these and other evaluative tools help the portfolio managers select securities with investment characteristics they believe are desirable.
MANAGEMENT
The Declaration of Trust provides that, subject to its provisions, the business of the Fund shall be managed by the Fund’s Board of Trustees. The Declaration of Trust provides that: (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to the Trustees’ general supervision, advisory and administration services and duties and also including distribution, custodian, transfer and dividend disbursing agency, unitholder servicing and accounting services and duties; (b) a Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law; and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).
Trustees of the Fund
Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” Currently, all of the Trustees of the Fund are deemed to be Independent Trustees.

Independent Trustees

		Term of		Number of
		Office		Portfolios in
		and		Fund
	Position(s)	Length of		Complex	Other
Name, Age and	Held with	Time	Principal Occupation(s)	Overseen by	Directorships
Address(1)	Trust	Served(2)	During Past 5 Years	Trustee(3)	Held by Trustee(4)
James C. Barr Age: 73	Trustee	Since 1989	Licensed Realtor, Commonwealth of Virginia (2003-Present); Managing Member, J.C.B. Enterprises, L.L.C. (March 1997-Present); Chief Executive Officer, National Milk Producers Federation (March 1985-March 1997).	3	None

Robert M. Coen Age: 70	Trustee	Since 1989	Professor Emeritus of Economics, Northwestern University (September 2007-Present); Professor of Economics, Northwestern University (September 1975-August 2007).	3	None

Rudolf J. Hanley Age: 66	Chairman and Trustee	Since 2003	President and Chief Executive Officer, SchoolsFirst Federal Credit Union (September 1982-Present).	3	None

Stanley C. Hollen Age: 60	Vice Chairman and Trustee	Since December 2007	President and Chief Executive Officer, Co-Op Financial Services (credit union-owned electronic funds transfer network and processor) (June 2005-Present); President and Chief Executive Officer, Liberty Enterprises (credit union-focused check printing, payment systems, marketing and technology solution provider) (September 2002-June 2005).	3	None

Gary Oakland Age: 56	Trustee	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-Present).	3	None

Eugene A. O’Rourke Age: 64	Trustee	Since December 2007	Director, RSM McGladrey Consultants (accounting and consulting to credit unions) (1974-Present); Executive Managing Director (1980-2005).	3	None

Joe Peek Age: 61	Trustee	Since December 2007	Gatton Chair in International Banking and Financial Economics, University of Kentucky (2000-Present); Joe Peek, Consulting (2002-Present).	3	None

Wendell A. Sebastian Age: 65	Trustee	Since 1989	President and Chief Executive Officer, GTE Federal Credit Union (January 1998-Present).	3	None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.

(2)	Each Trustee serves for an indefinite term until the next meeting of unitholders, if any, called for the purpose of considering the election or re-election of such Trustee, or until such Trustee sooner dies, resigns, retires or is removed.

(3)	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.

(4)	Directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
Officers of the Fund
Information pertaining to the officers of the Fund is set forth below.

Term of
Office
and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address	Trust	Served(1)	During Past 5 Years
Charles W. Filson, 65 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	President	Since 1998	Director and President, Callahan Financial Services, Inc. (“CFS”) (November 2001-Present); Treasurer, CFS (October 1987-Present).

Jonathan K. Jeffreys, 30 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	Vice President	Since 2008	Vice President, CFS (June 2001-Present).

Jay E. Johnson, 42 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	Treasurer	Since 2008	Executive Vice President, CFS (December 2001-Present).

Mary Jo Reilly, 61 Drinker Biddle & Reath LLP One Logan Square, 18th & Cherry Streets Philadelphia, PA 19103-6996	Secretary	Since 2008	Partner, Drinker Biddle & Reath LLP (law firm) (1998-Present).

Colleen Cummings, 37 PNC Global Investment Servicing (U.S.) Inc. (“PNC”) 4400 Computer Drive Westborough, MA 01581	Assistant Treasurer	Since 2008	Vice President and Senior Director, Fund Accounting and Administration, PNC (January 2008-Present); Vice President and Director, PNC (2004-2007); Manager, PNC (1998-2004).

Peter V. Bonanno(2), 42 32 Old Slip New York, NY 10005	Assistant Secretary	Secretary, 2006-2008; Assistant Secretary, since 2008	Managing Director, Goldman Sachs (December 2006-Present); Vice President and Associate General Counsel, Goldman Sachs (2002-Present); Vice President and Assistant General Counsel, Goldman Sachs (1990-2002). Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

David Lebisky, 37 PNC 760 Moore Road King of Prussia, PA 19406	Assistant Secretary	Since 2008	Vice President and Senior Director, Regulatory Administration, PNC (January 2007-Present); Vice President and Director, PNC (2002-2007).

(1)	Each officer is elected by the Board of Trustees of the Trust. The President, Treasurer and Secretary each serve until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers holds office at the pleasure of the Trustees.

(2)	Mr. Bonanno holds positions as an officer with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser and/or distributor.
Beneficial Ownership of Portfolio Units
Units of each Portfolio of the Fund are offered solely to state and federally chartered credit unions. For information about units of the Fund owned by credit unions of which certain Trustees are officers, see “Description of Units” below.
Standing Board Committees
The Board of Trustees has established five standing committees — Audit, Valuation, Dividend, Amortized Cost and Product Development.
The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. In addition, the Audit Committee is responsible for monitoring the Board of Trustees’ governance practices and adherence to the Fund Governance Policy adopted by the Board of Trustees. Messrs. Barr, Coen, and O’Rourke currently serve on the Audit Committee. The Audit Committee held five meetings during the fiscal year ended August 31, 2009.
The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Portfolios in accordance with the Trust’s Valuation Procedures. Messrs. Barr and Hanley serve on the Valuation Committee. The Valuation Committee did not meet during the fiscal year ended August 31, 2009.
The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the Committee, to declare dividends and capital gain distributions consistent with each Portfolio’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Mr. Hollen. The Dividend Committee took written action in lieu of a meeting once each month during the fiscal year ended August 31, 2009.
The Amortized Cost Committee is authorized to act for the Board of Trustees in connection with certain matters relating to the amortized cost procedures adopted by the Board in connection with the pricing of units of the Money Market Portfolio for purchase, redemption and exchange transactions. Messrs. Barr and Coen serve on the Amortized Cost Committee. The Amortized Cost Committee did not meet during the fiscal year ended August 31, 2009.
The Product Development Committee oversees management’s process for research and development of new investment products to be offered by the Trust and for evaluation of the continuing appropriateness of the investment products currently offered by the Trust. Messrs. Hanley, Oakland, O’Rourke and Peek serve on the Product Development Committee. The Product Development Committee held two meetings during the fiscal year ended August 31, 2009.

Board Compensation
The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2009.

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as	from Trust and
Name of Trustee	from the Trust	Part of Trust’s Expense	Fund Complex(1)
Independent Trustees
James C. Barr	$23,625	$0	$23,625
David L. Chatfield (2)	$4,000	$0	$4,000
Robert M. Coen	$21,375	$0	$21,375
Rudolf J. Hanley	$21,750	$0	$21,750
Stanley C. Hollen	$18,000	$0	$18,000
Gary Oakland	$21,000	$0	$21,000
Eugene A. O’Rourke	$21,375	$0	$21,375
Joe Peek	$18,000	$0	$18,000
Wendell A. Sebastian	$0	$0	$0

(1)	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.

(2)	Mr. Chatfield resigned from the Board on October 16, 2008.

Code of Ethics
The Trust, its Investment Adviser and its distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular code of ethics to invest in securities, including securities that may be purchased or held by the Portfolios.
ADVISORY AND OTHER SERVICES
Investment Adviser
As stated in the Prospectus, GSAM, 32 Old Slip, New York, New York 10005, acts as the Fund’s investment adviser. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs.
As investment adviser, GSAM continually manages each Portfolio, including the purchase, retention and disposition of securities and other assets. The advisory agreement provides that GSAM may render similar services to others so long as its services under such agreement are not impaired thereby. The advisory agreement also provides that, subject to applicable provisions of the 1940 Act, GSAM will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the advisory agreement or the transfer agency agreement. The advisory agreement provides further that the Fund will indemnify GSAM against certain liabilities, including liabilities under federal and state securities laws, or, in lieu thereof, contribute to payment for resulting losses.
The advisory agreement will remain in effect with respect to a particular Portfolio until March 30, 2010, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding units of such Portfolio (as defined under “Investment Restrictions”) or by a majority of the Trustees of the Fund; and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the advisory agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time with respect to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding units of the Portfolio (as defined under “Investment Restrictions”) on 60 days’ written notice to GSAM or by GSAM on 60 days’ written notice to the Fund.
Expenses borne by the Money Market Portfolio and the Bond Portfolios include, subject to the limitations described in the Prospectus, the fees payable to GSAM, Callahan Credit Union Financial Services, LLLP (“CUFSLP”) and PNC Global

Investment Servicing (U.S.) Inc. (“PNC”), the fees and expenses of the Fund’s transfer agent, custodian and Chief Compliance Officer, filing fees for the registration or qualification of Portfolio units under federal and state securities laws, expenses of the organization of the Portfolios, the fees of any trade association of which the Fund is a member, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or loss arising out of any liability of or claim for damages or other relief asserted against the Fund for violation of any law, legal, auditing and tax services fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Portfolios’ unitholders and regulatory authorities, and compensation and expenses of the Trustees.

     As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the following annual rates, as a percentage of each Portfolio’s average daily net assets:

Portfolio(s)	Contractual Rate

Money Market	0.20% on first $300 million, 0.15% on remainder

Ultra-Short Duration Government and Short Duration	0.18% on first $250 million, 0.16% on next $250 million, 0.14% on remainder*

*	Contractual rate is based on the aggregate average net assets of the Ultra-Short Duration Government and Short Duration Portfolios. Fees are charged on a pro rata basis between the Portfolios.

Prior to January 14, 2008, GSAM also provided certain administrative services to the Fund and was entitled to receive fees for advisory and administrative services at the following annual rates, as a percentage of each Portfolio’s average daily net assets:

Portfolio	Contractual Rate

Money Market Portfolio	0.20% on the first $300 million; 0.15% on the amount over $300 million

Ultra-Short Duration Government Portfolio	0.20%

Short Duration Portfolio	0.20%
For the fiscal years ended August 31, 2009, August 31, 2008, and August 31, 2007, the advisory fees paid to GSAM by each Portfolio were as follows:

	2009		2008		2007
Money Market Portfolio	$829,842	+	$586,155	+	$274,985	+
Ultra-Short Duration Government Portfolio	$511,032		$575,501		$655,231
Short Duration Portfolio	$597,069		$703,288		$1,180,386

+	Waived additional advisory fees in the amount of $1,098,391, $829,962, and $464,268, respectively, for such periods. Without waivers, the Money Market Portfolio would have paid advisory fees of $1,928,233, $1,416,117, and $739,253, respectively, for such periods.

Portfolio Managers of the Bond Portfolios — Other Accounts Managed by the Portfolio Managers
Set forth below with respect to each portfolio manager of each of the Bond Portfolios is information concerning (a) the number of other accounts for which the portfolio manager is primarily responsible for day-to-day management and the total assets in such accounts, within each of three categories, i.e. registered investment companies, other pooled investment vehicles and other accounts, and (b) the number of accounts in each of such categories and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account.

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered						Registered
	Investment		Other Pooled		Other		Investment		Other Pooled		Other
	Companies		Investment Vehicles		Accounts		Companies		Investment Vehicles		Accounts
	Number	Assets	Number	Assets	Number	Assets	Number	Assets	Number	Assets	Number	Assets
Name of	Of	Managed	of	Managed	of	Managed	of	Managed	of	Managed	of	Managed
Portfolio Manager	Accounts	($mm)	Accounts	($mm)	Accounts	($mm)	Accounts	($mm)	Accounts	($mm)	Accounts	($mm)
Ultra-Short Duration Government Portfolio and Short Duration Portfolio
James P. McCarthy	6	6,293	1	27	40	16,006	0	0	0	0	3	3,079
Dave Fishman	6	6,293	1	27	40	16,006	0	0	0	0	3	3,079

*	This information is as of August 31, 2009.

Conflicts of Interest. GSAM’s portfolio managers are often responsible for managing one or more of the Portfolios as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolios and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM and the Portfolios have adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Portfolios’ investments and the investments of other accounts, see “Goldman Sachs Potential Conflicts of Interest for Trust for Credit Unions and Other Investment Company Accounts.”

Portfolio Managers — Compensation
Fixed Income Team Base Salary and Performance Bonus. GSAM’s Fixed Income Team’s (the “Fixed Income Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income Team; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.
The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods (for portfolio specific benchmarks please see below); (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.
The benchmarks for the Bond Portfolios are:
Ultra-Short Duration Government Portfolio: Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index.
Short Duration Portfolio: Two-Year U.S. Treasury Index as reported by Merrill Lynch.
Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Portfolios They Manage
The portfolio managers are not permitted to invest in the Bond Portfolios, which may be purchased only by state and federally chartered credit unions.

Dollar Range of Equity Securities Beneficially
Name of Portfolio Manager	Owned by Portfolio Manager*

Ultra-Short Duration Government Portfolio
James P. McCarthy	None
Dave Fishman	None
Short Duration Portfolio
James P. McCarthy	None
Dave Fishman	None

*	This information is as of August 31, 2009.

Distributor
Callahan Financial Services, Inc. (“CFS”), 1001 Connecticut Avenue, N.W., Suite 1001, Washington, DC 20036-5504, a Delaware corporation, serves as the distributor of the Fund. CFS, a broker-dealer registered under the Securities Exchange Act of 1934, as amended, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.

CFS has entered into a distribution agreement with the Fund to sell units of the Portfolios upon the terms and at the current offering price described in the Prospectus. Units of the Fund are offered and sold on a continuous basis by the distributor, acting as agent. CFS is not obligated to sell any certain number of units of the Portfolios.
Prior to January 14, 2008, Goldman Sachs served as co-distributor of the Fund with CFS.
Transfer Agent
PNC Global Investment Servicing (U.S.) Inc. (“PNC”), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency services agreement dated as of January 14, 2008 (the “Transfer Agency Agreement”), under which PNC: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Fund’s Board of Trustees concerning the operations of the Fund. PNC may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For the services provided pursuant to the Transfer Agency Agreement, PNC receives fees of $20.00 per account per year, subject to a base monthly fee of $3,000 per Portfolio. The Fund pays PNC certain additional fees for its services, including transaction charges, fees for voice response and Internet services, and certain out-of-pocket expenses.
Prior to January 14, 2008, Goldman Sachs served as transfer agent and dividend disbursing agent.
For the last three fiscal years, the transfer agency fees accrued by each Portfolio were as follows:

	2009	2008		2007
Money Market Portfolio	$69,898	$74,476	*	$—	**
Ultra-Short Duration Government Portfolio	$40,486	$48,208		$5,562
Short Duration Portfolio	$39,989	$44,008		$2,628

*	For the period January 14, 2008 through August 31, 2008. The transfer agent received no fees for the period September 1, 2007 through January 13, 2008.

**	The transfer agent received no fees for the period.

Administration Services
As stated in the Prospectus, Callahan Credit Union Financial Services, LLLP (“CUFSLP”) acts as administrator for the Fund. In carrying out its duties, CUFSLP has undertaken to: (a) review the preparation of reports and proxy statements to unitholders, the periodic updating of the Prospectus, this Additional Statement and the Registration Statement and the preparation of all other reports filed with the SEC; (b) periodically review the services performed by the Investment Adviser, the custodian, the distributor and the transfer agent, and make such reports and recommendations to the Trustees of the Fund concerning the performance of such services as the Trustees reasonably request or as CUFSLP deems appropriate; (c) negotiate changes to the terms and provisions of the Fund’s advisory agreement, the custodian agreement and the Transfer Agency Agreement, to the extent requested by the Trustees of the Fund; and (d) provide the Fund with personnel to perform such executive, administrative and clerical services as may be reasonably requested by the Trustees of the Fund.
In addition, CUFSLP has undertaken to: (a) provide facilities, equipment and personnel to serve the needs of investors, including communications systems and personnel to handle unitholder inquiries; (b) develop and monitor investor programs for credit unions; (c) provide assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Fund; (d) inform GSAM in connection with the portfolio management of the Fund as to anticipated purchases and redemptions by unitholders and new investors; (e) provide information and assistance in connection with the registration of the Fund’s units in accordance with state securities requirements; (f) make available and distribute information concerning the Fund to unitholders as requested by the Fund; (g) handle unitholder problems and calls relating to administrative matters; (h) provide advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Fund; (i) provide assistance in connection with the preparation of the Fund’s periodic financial statements and annual audit as reasonably requested by the Fund or the Fund’s independent accountants; (j) furnish stationery and office supplies; and (k) generally assist in the Fund’s operations.

As compensation for its services and its assumption of certain expenses, CUFSLP is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each Portfolio’s average daily net assets):

Portfolio	Fee
Money Market	0.10%
Ultra-Short Duration Government	0.05%*
Short Duration	0.05%

*	Prior to March 1, 2008, the CUFSLP fee for the Ultra-Short Duration Government Portfolio was 0.10%.

Prior to February 1, 2009, CUFSLP voluntarily agreed to limit its administration fees with respect to the Money Market Portfolio to 0.02% of the Portfolio’s average daily net assets. Effective February 1, 2009, CUFSLP voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to 0.05% of the first $300 million of average daily net assets, 0.04% of the next $700 million of average daily net assets, 0.03% of the next $1 billion of average daily net assets, and 0.02% of average daily net assets over $2 billion. This limitation may be terminated at any time at the option of CUFSLP.
For the last three fiscal years, the administration fees earned by CUFSLP were as follows:

	2009		2008		2007
Money Market Portfolio	$390,527	*	$171,504	*	$78,567	*
Ultra-Short Duration Government Portfolio	$157,878		$231,807	**	$327,615	**
Short Duration Portfolio	$184,301		$191,192		$295,096

*	Waived additional administration fees in the amount of $794,961, $672,574, and $314,268, respectively.

**	Reimbursed additional fees in the amount of $81,918 and $116,191, respectively.

The administration agreement will remain in effect until March 30, 2010, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees; and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the administration agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The administration agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the Disinterested Trustees or by vote of the majority of the outstanding units of the Portfolio (as defined under “Investment Restrictions”) on 60 days’ written notice to CUFSLP or by CUFSLP on 60 days’ written notice to the Fund. The administration agreement provides that it may be amended by the mutual consent of the Fund and CUFSLP, but the consent of the Fund must be approved by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such amendment. The administration agreement will terminate automatically if assigned (as defined in the 1940 Act).
The administration agreement provides that CUFSLP will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the agreement. The agreement provides further that the Fund will indemnify CUFSLP against certain liabilities, including liabilities under the federal and state securities laws or, in lieu thereof, contribute to payment for resulting losses.
The credit unions listed below are currently the limited partners with equal interests in CUFSLP. As of September 30, 2009, these credit unions had total assets of approximately $144 billion from 24 different states.
John Fenton, President
Affinity Federal Credit Union
Kyle Markland, President
Affinity Plus Federal Credit Union
J. David Osborn, President

Larry Hoffman, Chief Financial Officer
Anheuser-Busch Employees Credit Union
Larry Morgan, President
APCO Employees Credit Union
Douglas Ferraro, President
Bellco Credit Union
Gary Oakland, President
Boeing Employees Credit Union
Mark Spenny, Chief Executive Officer
Sandy Andrews, Sr. Vice President
Citizens Equity First Credit Union
Jon Seeman, President
Mary Doyle, Chief Financial Officer
City-County Federal Credit Union
Larry T. Wilson, Chief Executive Officer
Ralph Reardon, Chief Financial Officer
Coastal Federal Credit Union
Dennis Pierce, President
Richard Baumgartner, Chief Financial Officer
Community America Credit Union
Jim Regan, President
Digital Federal Credit Union
Scott Winwood, President
First Choice America Community Federal Credit Union
Thomas E. Sargent, President
Hank Sigmon, Chief Financial Officer
First Technology Credit Union
Wendell Sebastian, President
Rich Helber, Chief Financial Officer
GTE Federal Credit Union
Theresa Halleck, President/Chief Executive Officer
Donna Bland, Senior Vice President/Chief Financial Officer
The Golden 1 Credit Union
Jean Yokum, President
Greg Manweiler, Vice President Finance
Langley Federal Credit Union

Maurice Smith, President
Local Government Federal Credit Union
Douglas M. Allman, President
Rhonda Bazey, Vice President-Finance
NASA Federal Credit Union

Juli Anne Callis, President
Tim Duvall, Vice President
NIH Federal Credit Union
Cutler Dawson, President
Lauren Lloyd, Chief Financial Officer
Navy Federal Credit Union
Brad Beal, President
Paul Parrish, Sr. Vice President
Nevada Federal Credit Union
Terry Laudick, President
New Mexico Educators Federal Credit Union
Stephan Winninger, President
Brian McVeigh, Chief Financial Officer
NuUnion Credit Union
Kenneth Burns, President
Scott Waite, Senior Vice President
Patelco Credit Union
John LaRosa, Chief Operating Officer
Police and Fire Federal Credit Union
Wayne Bunker, President
Linda Bruzzone, Chief Financial Officer
Provident Credit Union
Jeffrey Farver, President
Stephen Hennigan, CFO
San Antonio Federal Credit Union
Rudy Hanley, President
Erin Mendez, Vice President, Finance
SchoolsFirst Federal Credit Union
Doug Samuels, President
Tom Baldwin, Chief Financial Officer
Space Coast Credit Union
Thomas Dorety, President/Chief Executive Officer
Linda Darling, Executive Vice President/Chief Financial Officer
Suncoast Schools Federal Credit Union
Richard Rice, Chief Executive Officer
Amy Sink, Chief Financial Officer
Teachers Credit Union

Ed Speed, President/Chief Executive Officer
Texas Dow Employees Credit Union
Michael D. Martin, President
The Tennessee Credit Union

Barry Nelson, Chief Operating Officer
Travis Federal Credit Union
Gregory Blount, President
Ralph Cheplak, Chief Financial Officer
Tropical Financial Credit Union
Philip L. Hart, President
Jack Carlow, Vice President-Finance
Tulsa Federal Employees Credit Union
Tony Budet, President
Yung Tran, Chief Financial Officer
University Federal Credit Union
Frank Berrish, President
Ken Burt, Chief Financial Officer
Visions Federal Credit Union
Philip R. Perkins, President/Chief Executive Officer
Western Corporate Federal Credit Union
PNC also provides certain administrative, fund accounting and regulatory administration services to the Fund pursuant to an administration and accounting services agreement dated as of January 14, 2008. For its services under the administration and accounting services agreement, PNC is entitled to receive fees at the annual rate of 0.02% of each Portfolio’s average daily net assets, subject to annual base fees of $10,000 for the Money Market Portfolio and $50,000 for each Bond Portfolio. PNC also is entitled to receive certain fees for services in connection with compliance support and regulatory filings and receives reimbursement for certain out-of-pocket expenses.
For the fiscal years ended August 31, 2009 and August 31, 2008, the administration fees earned by PNC were as follows:

	2009	2008
Money Market Portfolio	$247,095	$138,260
Ultra-Short Duration Government Portfolio	$113,152	$72,777
Short Duration Portfolio	$123,722	$78,482
Custodian
PFPC Trust Company, which will be renamed PNC Trust Company effective June 7, 2010, (the “Custodian”), located at 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, is the custodian of the Fund’s assets pursuant to a custodian services agreement between the Custodian and the Fund dated January 14, 2008 (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains separate accounts in the name of each Portfolio; (b) holds and transfers portfolio securities on account of the Portfolios; (c) accepts receipts and makes disbursements of money on behalf of the Portfolios; (d) collects and receives all income and other payments and distributions on account of the Portfolios’ securities; and (e) makes periodic reports to the Fund’s Board of Trustees concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian.
As compensation for its services under the Custodian Agreement, the Custodian is entitled to a fee, payable monthly, calculated at the annual rate of 0.005% of the first $500 million of each Portfolio’s average daily gross assets, and .004% of each Portfolio’s average gross assets exceeding $500 million. The Fund also pays the Custodian certain transaction fees and reimburses the Custodian for certain out-of-pocket expenses.
Prior to January 14, 2008, State Street Bank and Trust Company served as the custodian of the Fund’s assets.

Independent Registered Public Accounting Firm
Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Portfolios’ independent registered public accounting firm. In addition to audit services, Ernst & Young LLP prepares the Portfolios’ federal and state tax returns, and provides assistance on accounting, internal control and related matters.
PORTFOLIO TRANSACTIONS
In connection with portfolio transactions for the Fund, which are generally done at a net price without a broker’s commission (i.e., a dealer is dealing with the Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security), the Fund’s advisory agreement provides that GSAM shall attempt to obtain the best net price and the most favorable execution. On occasions when GSAM deems the purchase or sale of a security to be in the best interests of a Portfolio as well as its other customers (including any other Portfolio or other investment company or advisory account for which GSAM acts as investment adviser), the advisory agreement provides that GSAM, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by GSAM in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Portfolio and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for such Portfolio. To the extent that the execution and price offered by more than one dealer are believed to be comparable, the advisory agreement permits GSAM, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Fund with brokerage or research services.
The Portfolios are prohibited, in accordance with Rule 12b-1 under the 1940 Act, from compensating a broker or dealer for any promotion or sale of Fund units by directing to such broker or dealer the Fund’s portfolio transactions or by making any payment to such broker or dealer received or to be received (which payment may include commissions, mark-ups or mark-downs or other fees) from the Fund’s portfolio transactions effected through another broker or dealer. However, the Portfolios may direct portfolio transactions to a broker or dealer that promotes or sells units of the Fund if the Fund’s Board of Trustees approves policies and procedures designed to ensure that the selection of such brokers is not influenced by considerations about the sale of Fund units. Accordingly, the Trustees (including a majority of the Trustees who are not interested Trustees) have approved policies permitting the Fund to direct portfolio securities transactions to a broker or dealer that promotes or sells units of the Fund subject to the prohibitions that: (a) all persons responsible for selecting such brokers or dealers (including but not limited to trading desk personnel and portfolio managers) may not take into account in connection with their selections the promotion or sale of units issued by the Fund or any other registered investment company, and (b) the Fund, GSAM, and CFS, as the Fund’s distributor, may not enter into any agreement or understanding under which the Fund or GSAM directs, or is expected to direct, portfolio transactions or any payment to a broker or dealer in consideration for the promotion or sale of units of the Fund or any other registered investment company. It is anticipated that the Fund will not direct its portfolio securities transactions to a broker or dealer that promotes or sells units issued by the Fund, except for portfolio securities transactions with Goldman Sachs (or its affiliates) pursuant to an exemptive order (or orders) issued by the SEC.
During the fiscal year ended August 31, 2009, the Portfolios acquired and sold securities issued by the following entities, which were the Portfolios’ regular broker-dealers as defined in Rule 10b-1 under the 1940 Act, or their parents: Morgan Stanley & Co. Inc., Deutsche Bank Securities Inc., UBS LLC, Bank of America Securities, LLC and JPMorgan Chase & Co. As of August 31, 2009, the Portfolios held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands):

Portfolio	Broker/Dealer	Amount
Money Market Portfolio	Morgan Stanley & Co. Inc.	$200,000
	Deutsche Bank Securities Inc.	$160,000
	UBS LLC	$158,400
	Bank of America Securities, LLC	$10,000
Short Duration Portfolio	UBS LLC	$15,900
	JPMorgan Chase & Co.	$3,225
	Bank of America Securities, LLC	$227
Ultra-Short Duration Government Portfolio	UBS LLC	$38,700

GOLDMAN SACHS POTENTIAL CONFLICTS OF INTEREST FOR
TRUST FOR CREDIT UNIONS AND OTHER
INVESTMENT COMPANY ACCOUNTS
Summary
The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, investment adviser, financer, advisor, market maker, proprietary trader, prime broker, lender and agent, and principal and has other direct and indirect interests in the global fixed income, currency, commodity, equity, bank loan and other markets in which the Portfolios may directly or indirectly invest. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Adviser, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Goldman Sachs Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Portfolios, are engaged in businesses and have interests other than that of managing the Portfolios. The Portfolios will not be entitled to compensation related to such businesses. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios and their service providers. These are considerations of which unitholders should be aware, and which may cause conflicts that could disadvantage the Portfolios. The following is a brief summary description of certain of these potential conflicts of interest:
•	While the Investment Adviser will make decisions for the Portfolios in accordance with its obligations to manage the Portfolios appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Adviser than they would have been had other decisions been made which also might have been appropriate for the Portfolios.

•	Goldman Sachs, its sales personnel and other financial service providers may have conflicts associated with their promotion of the Portfolios or other dealings with the Portfolios that would create incentives for them to promote the Portfolios.

•	While the allocation of investment opportunities among Goldman Sachs, the Portfolios and other funds and accounts managed by Goldman Sachs may raise potential conflicts because of financial or other interests of Goldman Sachs or its personnel, the Investment Adviser will make allocation decisions consistent with the interest of the Portfolios and other funds and accounts and not solely based on such interests.

•	The Investment Adviser will give advice to and make investment decisions for the Portfolios as it believes is in the fiduciary interests of the Portfolios. Advice given to the Portfolios or investment decisions made for the Portfolios may differ from, and may conflict with, advice given or investment decisions made for Goldman Sachs or other funds or accounts. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Portfolios have taken, or will take, a long position in the same securities. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Portfolios, and actions taken by the Portfolios may benefit Goldman Sachs or other funds or accounts.

•	The Investment Adviser may buy for the Portfolios securities or obligations of issuers in which Goldman Sachs or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Portfolios. For example, a Portfolio may invest in debt securities of an issuer at the same time that Goldman Sachs or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by Goldman Sachs (including the Investment Adviser) relating to what actions to be taken may also raise conflicts of interests and Goldman Sachs may take actions for certain accounts that have negative impacts on other advisory accounts.

•	Goldman Sachs’ personnel may have varying levels of economic and other interests in accounts or products promoted or managed by such personnel as compared to other accounts or products promoted or managed by them.

•	Goldman Sachs will be under no obligation to provide to the Portfolios, or effect transactions on behalf of the Portfolios in accordance with, any market or other information, analysis, technical models or research in its possession. Goldman Sachs may have information material to the management of the Portfolios and may not share that information with relevant personnel of the Investment Adviser.

•	To the extent permitted by applicable law, the Portfolios may enter into transactions in which Goldman Sachs acts as principal, or in which Goldman Sachs acts on behalf of the Portfolios and the other parties to such transactions. Goldman Sachs will have potentially conflicting interests in connection with such transactions.

•	Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Portfolios and will retain all commissions, fees and other compensation in connection therewith.

•	Securities traded for the Portfolios may, but are not required to, be aggregated with trades for other funds or accounts managed by Goldman Sachs. When transactions are aggregated but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios.

•	Products and services received by the Investment Adviser or its affiliates from brokers in connection with brokerage services provided to the Portfolios and other funds or accounts managed by Goldman Sachs may disproportionately benefit other of such funds and accounts based on the relative amounts of brokerage services provided to the Portfolios and such other funds and accounts.

•	While the Investment Adviser will make proxy voting decisions as it believes appropriate and in accordance with the Investment Adviser’s policies designed to help avoid conflicts of interest, proxy voting decisions made by the Investment Adviser with respect to a Portfolio’s portfolio securities may also have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs.

•	Regulatory restrictions (including relating to the aggregation of positions among different funds and accounts) and internal Goldman Sachs policies may restrict investment activities of the Portfolios. Information held by Goldman Sachs could have the effect of restricting investment activities of the Portfolios.
Prospective investors should carefully review the following section of this document which more fully describes these and other potential conflicts of interest presented by Goldman Sachs’ other businesses and interests.
As a registered investment adviser under the Investment Advisers Act of 1940, the Investment Adviser is required to file a Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding the Investment Adviser. A copy of Part 1 of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Potential Conflicts Relating to Portfolio Decisions, the Sale of Portfolio Units and the Allocation of Investment Opportunities
Goldman Sachs’ Other Activities May Have an Impact on the Portfolios
The Investment Adviser makes decisions for the Portfolios in accordance with its obligations as the Investment Adviser of the Portfolios. However, Goldman Sachs’ other activities may have a negative effect on the Portfolios. As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “Summary” above, it is likely that the Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Portfolios will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. In addition, while the Investment Adviser will make decisions for the Portfolios in accordance with its obligations to manage the Portfolios appropriately, the fees, allocations, compensation and other benefits (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Adviser for the Portfolios than they would have been had other decisions been made which also might have been appropriate for the Portfolios.
Goldman Sachs conducts extensive broker-dealer, banking and other activities around the world and operates a business known as Goldman Sachs Security Services (“GSS”) which provides prime brokerage, administrative and other services to clients which may involve funds, markets and securities in which the Portfolios invest. These businesses will give GSS and many other parts of Goldman Sachs broad access to the current status of certain markets, investments and funds and detailed knowledge about fund operators. In addition, with respect to advisory accounts that invest in funds, given Goldman Sachs’ scale of activity in the prime brokerage market, it is likely that Goldman Sachs will act as a prime broker to one or more funds in which such advisory account may invest, in which case Goldman Sachs will have direct knowledge concerning the investments and transactions of such funds. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments and funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Portfolios or acquire certain positions on behalf of the Portfolios. Goldman Sachs will be under no duty to make any such information available to the Portfolios or personnel of the Investment Adviser making investment decisions on behalf of the Portfolios. In general, personnel of the Investment Adviser making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other Goldman Sachs personnel.
Goldman Sachs’ Financial and Other Interests and Relationships May Incentivize Goldman Sachs to Promote the Sale of Portfolio Units
Goldman Sachs, its personnel and other financial service providers, have interests in promoting sales of the Portfolios. With respect to both Goldman Sachs and its personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered. Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their unitholders. Goldman Sachs and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.
Conflicts may arise in relation to sales-related incentives. Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Portfolios than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that Goldman Sachs may pay a portion of its advisory fee to the unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Goldman Sachs and its personnel to recommend the Portfolios over other accounts or products managed by unaffiliated investment advisers or to effect transactions differently in the Portfolios as compared to other accounts or products.
Goldman Sachs may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Portfolios, or who engage in transactions with or for the Portfolios. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultants’ points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Portfolios may receive fees from Goldman Sachs or the Portfolios in connection with the distribution of shares in the Portfolios or other Goldman Sachs products. For example, Goldman Sachs may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Adviser. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Goldman Sachs’ personnel, including employees of Goldman Sachs, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Portfolios or that may recommend investments in the Portfolios. In addition, Goldman Sachs, including the Investment Adviser, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Goldman Sachs’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Portfolios or other dealings with the Portfolios that create incentives for them to promote the Portfolios or certain portfolio transactions.
To the extent permitted by applicable law, Goldman Sachs may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote current or future accounts or funds managed or advised by Goldman Sachs (including the Investment Adviser) or in which Goldman Sachs (including the Investment Adviser) or its personnel have interests (collectively, the “Client/GS Accounts”), the Portfolios, and other products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs rather than a separately identified charge to the Portfolios, Client/GS Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Portfolios, Client/GS Accounts and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Portfolios, Client/GS Accounts and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by Goldman Sachs may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.
The payments made by Goldman Sachs may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Portfolios and Other Goldman Sachs Accounts
Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Portfolios. For example, the Portfolios may be competing for investment opportunities with other Client/GS Accounts. The Client/GS Accounts may provide greater fees or other compensation (including performance based fees), equity or other interests to Goldman Sachs (including the Investment Adviser).
Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Portfolios and/or may seek to make investments in securities or other instruments, sectors or strategies in which the Portfolios may invest. This may create potential conflicts where there is limited availability or limited liquidity for those investments. For example, limited availability may exist, without limitation, in local and emerging markets, high yield securities, fixed income securities, regulated industries, research and development trades, relative value or paired trades, IPO/new issues and limited issues. The Investment Adviser has developed policies and procedures that provide that it will allocate investment opportunities and make purchase and sale decisions among the Portfolios and other Client/GS Accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each Client/GS Account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.
In many cases, these policies may result in the pro rata allocation of limited opportunities across the Portfolios and other Client/GS Accounts, but in many other cases the allocations reflect numerous other factors based upon the Investment Adviser’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitation and requirements of each Client/GS Account and applying a variety of factors including those described below. The Investment Adviser seeks to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described below may result in allocations in which certain accounts may receive an allocation when other accounts do not. Non-proportional allocation may occur more frequently in the fixed income portfolio management area than many active equity accounts, in many instances because multiple appropriate or substantially similar investments are available in fixed income strategies, as well as due to differences in benchmark factors, hedging strategies, or other reasons, but non-proportional allocations could also occur in other areas. The application of these factors as described below may result in allocations in which Goldman Sachs and Goldman Sachs employees may receive an allocation or an opportunity not allocated to other Client/GS Accounts. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.
The Investment Adviser will make allocation-related decisions for the Portfolios and other Client/GS Accounts with reference to numerous factors that may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies including sector oriented, concentrated new opportunities or other strategies; (iii) client-specific investment guidelines and restrictions; (iv) expected future capacity of the applicable Portfolios or Client/GS Accounts; (v) fully directed brokerage accounts; (vi) tax sensitivity of accounts; (vii) suitability requirements and the nature of the investment opportunity; (viii) account turnover guidelines; (ix) cash and liquidity considerations including without limitation, availability of cash for investment; (x) relative sizes and expected future sizes of applicable accounts; (xi) availability of other appropriate investment opportunities and/or (xii) minimum denomination, minimum increments, de minimus threshold and round lot considerations. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security the Investment Adviser believes to be attractive for an account but that for some reason cannot be held in the account; (vi) the need to hedge a short position in a pair trade; and/or (vii) the need to give a subset of accounts exposure to an industry. In addition to allocations of limited availability investments, the Investment Adviser may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be allocated among all accounts (including the Portfolios) or pro rata, even if the strategy is consistent with objectives of all accounts. The Investment Adviser may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as the Investment Adviser deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account. As a result, such a strategy may be allocated to some accounts managed by the Investment Adviser and not to others.
During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only funds or accounts that are typically managed on a side-by-side basis with levered and/or long-short funds or accounts. During such periods, the Investment Adviser will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Portfolios, as it determines in its sole discretion.
Although allocating orders among the Portfolios and other Client/GS Accounts may create potential conflicts of interest because of the interests of Goldman Sachs or its personnel or because Goldman Sachs may receive greater fees or compensation from one of the Client/GS Account’s allocations, the Investment Adviser will not make allocation decisions based on such interests or greater fees or compensation.
Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of the above, the Investment Adviser may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Client/GS Accounts or for itself or an affiliate, but not for the Portfolios, or are appropriate for, or available to, the Portfolios but in different sizes, terms or timing than is appropriate for other Client/GS Accounts, or may determine not to allocate to or purchase or sell for Client/GS Accounts all investment transactions for which Client/GS Accounts may be eligible. Therefore, the amount, timing, structuring or terms of an investment by the Portfolios may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.
The Investment Adviser and/or its affiliates manage accounts of clients of Goldman Sachs’ Private Wealth Management (“PWM”) business. Such PWM clients receive advice from Goldman Sachs by means of separate accounts (“PWM Separate Accounts”). With respect to the Portfolios, the Investment Adviser may follow a strategy that is expected to be similar over time to that delivered by the PWM Separate Accounts. Each of the Portfolios and the PWM Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither the Investment Adviser (in the case of the Portfolios) nor its affiliates (in the case of PWM Separate Accounts), will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the PWM Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Portfolios invest.
Other Potential Conflicts Relating to the Management of the Portfolios by the Investment Adviser
Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
As a result of informational barriers constructed between different divisions of Goldman Sachs, the Investment Adviser will generally not have access to information and may not consult with personnel in other areas of Goldman Sachs. Therefore, the Investment Adviser will generally not be able to manage the Portfolios with the benefit of information held by many other divisions of Goldman Sachs. From time to time and subject to the Investment Adviser’s policies and procedures regarding information barriers, the Investment Adviser may consult with personnel in other areas of Goldman Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. In certain circumstances, personnel of affiliates of the Investment Adviser may have input into, or make determinations regarding, portfolio management transactions for the Portfolios. The performance by such persons of obligations related to their consultation with personnel of the Investment Adviser could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Adviser, such persons may receive information regarding the Investment Adviser’s proposed investment activities of the Portfolios that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Portfolios any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.
The Investment Adviser makes decisions for the Portfolios based on the Portfolios’ investment programs. The Investment Adviser from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models.
In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Portfolios any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Adviser’s personnel or other Goldman Sachs personnel advising or otherwise providing services to the Portfolios, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Portfolios. The Portfolios or other Client/GS Accounts could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts.
From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Portfolios to buy and sell investments. The investment flexibility of the Portfolios may be constrained as a consequence. The Investment Adviser generally is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Portfolios.
Issues Relating to the Valuation of Assets by Multiple Divisions or Units Within Goldman Sachs
Certain securities and other assets in which the Portfolios may invest may not have a readily ascertainable market value and will be valued by the Investment Adviser in accordance with the valuation guidelines described herein.
The Investment Adviser may face a conflict of interest in valuing the securities or assets in the Portfolios that lack a readily ascertainable market value. Such valuations will affect the Investment Adviser’s compensation. The Investment Adviser will value such securities and other assets in accordance with the valuation policies described herein.
Various divisions and units within Goldman Sachs are required to value assets, including in connection with managing or advising Client/GS Accounts and in their capacity as a broker-dealer. These various divisions and units may share information regarding valuation techniques and models or other information relevant to the calculation of a specific asset or category of assets. Goldman Sachs does not, however, have any obligation to engage in such information sharing. Therefore, a division or unit of Goldman Sachs may value an identical asset differently than another division or unit of Goldman Sachs. This is particularly the case when an asset does not have a readily ascertainable market price and/or where one division or unit of Goldman Sachs has more recent and/or accurate information about the asset being valued.
Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities On Behalf of Other Accounts
The results of the investment activities of the Portfolios may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. The Investment Adviser will manage the Portfolios and the other Client/GS Accounts it manages in accordance with their respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Investment Adviser may give to the Portfolios, or may involve a different timing or nature of action than with respect to the Portfolios.
Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Portfolios. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Portfolios are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Portfolios. For example, a Portfolio may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Portfolio holds. Conversely, the Portfolio may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Portfolio and such increase in price would be to the Portfolio’s detriment. In addition, the Investment Adviser and other Goldman Sachs affiliates may manage funds or accounts, and Goldman Sachs may be invested in funds or accounts, that have similar investment objectives or portfolios to those of the Portfolios, and events occurring with respect to such funds or accounts could affect the performance of the Portfolios. For example, in the event that withdrawals of capital or performance losses result in such a fund or account de-leveraging its portfolio by selling securities, this could result in securities of the same issuer, strategy or type held by the Portfolios falling in value, which could have a material adverse effect on the Portfolios. Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit Goldman Sachs or other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.
In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding a Portfolio are based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts. When Goldman Sachs or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Portfolios (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. Goldman Sachs may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/GS Accounts, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
As noted above, the Investment Adviser may, but is not required to aggregate purchase or sale orders for the Portfolios with trades for other funds or accounts managed by Goldman Sachs, including Client/GS Accounts. When orders are aggregated for execution, it is possible that GS and GS employee interests will receive benefits from such transactions, even in limited capacity situations. While the Investment Adviser maintains policies and procedures that it believes are reasonably designed to deal with conflicts of interest that may arise in certain situations when purchase or sale orders for the Portfolios are aggregated for execution with orders for Client/GS Accounts, in some cases the Investment Adviser will make allocations to accounts in which Goldman Sachs and/or employees have an interest. The Investment Adviser can provide more information upon request.
The directors, officers and employees of Goldman Sachs, including the Investment Adviser, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Investment Adviser). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Portfolios. To reduce the possibility that the Portfolios will be materially adversely affected by the personal trading described above, each of the Portfolios and Goldman Sachs, as each Portfolio’s Investment Adviser and co-distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. Each of the Portfolios and Goldman Sachs, as each Portfolio’s Investment Adviser and co-distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act and monitoring procedures relating to certain personal securities transactions by personnel of the Investment Adviser which the Investment Adviser deems to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Investment Adviser and the Portfolios. The Codes of Ethics require that personnel of the Investment Adviser comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which the Investment Adviser is subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.
Clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Adviser’s transactions or views which may affect such clients’ transactions outside of accounts controlled by personnel of the Investment Adviser, and such transactions may negatively impact the performance of the Portfolios. The Portfolios may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts. These effects can be more pronounced in thinly traded and less liquid markets.

The Investment Adviser’s management of the Portfolios may benefit Goldman Sachs. For example, the Portfolios may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or which Goldman Sachs has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Portfolios may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause the Portfolios to have to divest certain investments. The purchase, holding and sale of investments by the Portfolios may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.
Goldman Sachs and one or more Client/GS Accounts (including the Portfolios) may also invest in different classes of securities of the same issuer. As a result, one or more Client/GS Accounts may pursue or enforce rights with respect to a particular issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. For example, if a Client/GS Account holds debt securities of an issuer and a Portfolio holds equity securities of the same issuer, if the issuer experiences financial or operations challenges, the Client/GS Account which holds the debt securities may seek a liquidation of the issuer, whereas the Portfolio which holds the equity securities may prefer a reorganization of the issuer. A Portfolio may be negatively impacted by Goldman Sachs’ and other Client/GS Accounts’ activities, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Goldman Sachs and other Client/GS Accounts not pursued a particular course of action with respect to the issuer of the securities. In addition, in certain instances personnel of the Investment Adviser may obtain information about the issuer that would be material to the management of other Client/GS Accounts which could limit the ability of personnel of the Investment Adviser to buy or sell securities of the issuer on behalf of the Portfolios.
Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Portfolios or with respect to underlying securities, currencies or instruments of the Portfolios, or which may be otherwise based on the performance of the Portfolios. In addition, to the extent permitted by applicable law, Goldman Sachs (including its personnel or Client/GS Accounts) may invest in the Portfolios, may hedge its derivative positions by buying or selling shares of the Portfolios, and reserves the right to redeem some or all of its investments at any time. These investments and redemptions may be significant and may be made without notice to the unitholders. The structure or other characteristics of the derivative instruments may have an adverse effect on the Portfolios. For example, the derivative instruments could represent leveraged investments in the Portfolios, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Portfolios more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management and positions, flexibility and diversification strategies of the Portfolios and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Portfolios.
Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Funds
To the extent permitted by applicable law, the Short Duration Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, the Short Duration Portfolio, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.
Goldman Sachs May In-Source or Outsource
Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Portfolios in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Portfolios
To the extent permitted by applicable law, the Portfolios may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs acting as principal or on a proprietary basis for its customers, serves as the counterparty. To the extent permitted by law, the Portfolios may enter into cross transactions (i.e., where the Investment Adviser causes a Portfolio to buy securities from, or sell a security to, another client of the Investment Adviser or its affiliates) and “agency cross transactions” (i.e, where Goldman Sachs acts as a broker for, and receives a commission from, both a Portfolio on one side of the transaction and another account on the other side of the transaction in connection with the purchase or sale of securities). Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction or agency cross transaction. For example, in a cross transaction, the Investment Adviser or an affiliate will represent both a Portfolio on one side of a transaction and another account, including a Portfolio, on the other side of the transaction (including an account in which Goldman Sachs or its affiliates have a proprietary interest) in connection with the purchase of a security by the Portfolio, and Goldman Sachs may receive compensation or other payments from either or both parties, which could influence the decision of Goldman Sachs to cause the Portfolio to purchase such security. The Investment Adviser will ensure that any such cross transactions or agency cross transactions are effected on commercially reasonable market terms and in accordance with the Investment Adviser’s fiduciary duties to such entities.
Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Portfolios. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Portfolios may, to the extent permitted by applicable law, borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.
Goldman Sachs may be entitled to compensation when it acts in capacities other than as the Investment Adviser, and the Portfolios will not be entitled to any such compensation. For example, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Portfolios as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Portfolios or their unitholders will be required, and no fees or other compensation payable by the Portfolios or their unitholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.
When Goldman Sachs acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to the Portfolios, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Portfolios. For example, in connection with lending arrangements involving the Portfolios, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.
The Portfolios will be required to establish business relationships with their counterparties based on their own credit standing. Goldman Sachs, including the Investment Adviser, will not have any obligation to allow its credit to be used in connection with the Portfolios’ establishment of their business relationships, nor is it expected that the Portfolios’ counterparties will rely on the credit of Goldman Sachs in evaluating the Portfolios’ creditworthiness.
Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting
To the extent permitted by applicable law, purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other Client/GS Accounts. The Investment Adviser and its affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. Time zone differences, separate trading desks or portfolio management processes in a global organization may, among other factors, result in separate, non-aggregated executions.
The Investment Adviser may select brokers (including, without limitation, affiliates of the Investment Adviser) that furnish the Investment Adviser, the Portfolios, other Client/GS Accounts or their affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other Client/GS Accounts, including in connection with Client/GS Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other Client/GS Accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other Client/GS Accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.
The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in its investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.
The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates provided that the Investment Adviser believes such voting decisions to be in accordance with its fiduciary obligations.
Potential Regulatory Restrictions on Investment Adviser Activity
From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. In addition, there may be certain investment opportunities, investment strategies or actions that Goldman Sachs will not undertake on behalf of the Portfolios in view of Goldman Sachs’ client or firm activities. For example, Goldman Sachs may determine that a Portfolio may be precluded from exercising certain rights that it may have as a creditor to a particular borrower. Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Portfolios as well as for Goldman Sachs. A Portfolio may also be prohibited from participating in an auction or from otherwise investing in or purchasing certain assets, or from providing financing to a purchaser or potential purchaser if Goldman Sachs is representing the seller. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Portfolios wish to purchase or sell or if Goldman Sachs is representing or providing financing to another potential purchaser. The larger the Investment Adviser’s investment advisory business and Goldman Sachs’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs personnel are directors or officers of the issuer.
The investment activities of Goldman Sachs for its proprietary accounts and for Client/GS Accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, the Portfolios or other Client/GS Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. In addition, certain investments may be considered to result in reputational risk or disadvantage. As a result, the Investment Adviser on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deems it appropriate.

TAXATION
The following is a summary of the principal U.S. federal income, and certain state and local, tax consequences applicable to the Fund and its Portfolios. This summary does not address special tax rules applicable to state and federally chartered credit unions. Each prospective unitholder is urged to consult its own tax adviser with respect to the specific federal, state and local tax consequences of investing in each Portfolio. The summary is based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and the court decisions and administrative interpretations, as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.
General
Each Portfolio is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Portfolio generally is exempt from U.S. federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.
First, each Portfolio must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Portfolio’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.
Second, generally, at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of each Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Portfolio’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.
Third, each Portfolio must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.
Each Portfolio intends to comply with these requirements. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company. If for any taxable year a Portfolio were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Portfolio’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.
For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. On August 31, 2009, the Portfolios had the following amounts of capital loss carryforwards, expiring in the years indicated:

Portfolio	2012	2013	2014	2015	2016
Ultra-Short Duration Government	$(17,598,877)	$(18,747,166)	$(3,307,602)	$(1,903,494)	$(199,455)
Short Duration	—	(2,820,598)	(6,143,309)	(5,253,669)	—
These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.
The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local
Although each Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.
AMORTIZED COST VALUATION
As stated in the Prospectus, the Money Market Portfolio seeks to maintain a NAV of $1.00 per unit and, in this regard, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method values a security at its cost on the date of acquisition and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity that uses available indications of market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity, and existing investors would receive less (more) investment income and ownership interest. In this manner, the amortized cost method may result in dilution of unitholder interests. Similar effects arise out of the rounding of the Portfolio’s NAV per unit to the nearest one cent. However, the Fund expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.
Under Rule 2a-7, the Trustees, in supervising the Fund’s operations and delegating special responsibilities involving portfolio management to GSAM, are obligated, as a particular responsibility within the overall duty of care owed to the unitholders, to establish procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio’s investment objective, to stabilize the NAV of such Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per unit. The Trustees’ procedures include periodically monitoring the difference (the “Market Value Difference”) between the amortized cost value per unit and the NAV per unit based upon available indications of market value, considering whether steps should be taken in the event such Market Value Difference exceeds 1/2 of 1%, and the taking of such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending unitholder income accruals, redeeming units in kind, canceling units without monetary consideration, or utilizing a NAV per unit based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing unitholders which might arise from Market Value Differences. Available indications of market value used by the Fund consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments; and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments.
Rule 2a-7 requires that the Money Market Portfolio limit its investments to those which GSAM, under guidelines established by the Fund’s Board of Trustees, determines to present minimal credit risks and which are “Eligible Securities” as defined by the SEC and described in the Prospectus. Rule 2a-7 also calls for the Money Market Portfolio to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV per unit and precludes the purchase of any instrument deemed under Rule 2a-7 to have a remaining maturity of more than 397 days.
Generally, the maturity of an instrument held by the Money Market Portfolio shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features that satisfy certain regulatory requirements may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a floating rate of interest may be deemed to have a maturity equal to one day; (c) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a variable rate of interest, the principal amount of which is scheduled to be paid in more than thirteen months, that is subject to a demand feature, may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (e) an instrument with a floating rate of interest, the principal of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity of one day; (f) an instrument with a floating rate of interest the principal amount of which is scheduled to be paid in more than thirteen months, that is subject to a demand feature, may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; (g) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities; and (h) investment in another money market fund may be treated as having a maturity equal to the period of time within which the acquired money market fund is required to make payment upon redemption, unless the acquired money market fund has agreed in writing to provide redemption proceeds within a shorter time period, in which case the maturity of such investment may be deemed to be the shorter period.
OTHER INFORMATION REGARDING NET ASSET VALUE
As used in the Prospectus and this Additional Statement, for purposes of processing purchase, redemption and exchange orders, the term “business day” refers to those days the New York Stock Exchange is open, which are Monday through Friday except for holidays (in the case of the Money Market Portfolio, holidays include days on which Chicago, Boston or New York Banks are closed for local holidays). For the year 2010, such holidays are: New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (Money Market Portfolio only), Veterans’ Day (Money Market Portfolio only), Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively. On those days when one of such organizations closes early, Goldman Sachs reserves the right to advance the time on that day by which purchase and redemption requests must be received to become effective, provided that the current NAV of each unit shall be computed at least once on such days.
The proceeds received by each Portfolio from the issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Fund. Expenses of the Fund with respect to the Portfolios are generally allocated in proportion to the NAVs of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.
DESCRIPTION OF UNITS
The Declaration of Trust provides that each unitholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration of Trust and to have become a party thereto. As mentioned in the Introduction, the Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in different investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established. Under the terms of the Declaration of Trust, each unit of each series has a par value of $.001, represents an equal proportionate interest in a particular investment portfolio with each other unit and is entitled to such dividends out of the income belonging to such investment portfolio as are declared by the Trustees. Upon liquidation of an investment portfolio, unitholders thereof are entitled to share pro rata in the net assets belonging to that investment portfolio available for distribution. Units are freely transferable and do not have preemptive or conversion rights. Units, when issued as described in the Prospectus, are fully paid and non-assessable, except as expressly set forth below. In the interest of economy, certificates representing Fund units are not issued.
As a general matter, the Fund does not hold annual or other meetings of unitholders. This is because the Declaration of Trust provides for unitholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of unitholders, if any, called for the purpose of considering the election or reelection of such Trustee or a successor to such Trustee, and until the election and qualification of his or her successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the unitholders or two-thirds of the Trustees.
Any Trustee may be removed by the unitholders with or without cause at any time by vote of those unitholders holding not less than two-thirds of the units then outstanding, cast in person or by proxy at any meeting called for that purpose. The Trustees shall promptly call a meeting of unitholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the holders of record of not less than 10% of the outstanding units.

Whenever ten or more unitholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either units having a NAV of at least $25,000 or at least 1% of the outstanding units, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other unitholders with a view to obtaining signatures to a request for a unitholder meeting and include with such application a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all unitholders as recorded on the books of the Fund or investment portfolio involved; or (2) inform such applicants as to the approximate number of unitholders of record, and the approximate cost of mailing to them the proposed form of communication and request and, upon receipt of the material and the expenses of mailing, shall promptly mail such materials to all unitholders unless a majority of the Trustees believe that, in their opinion, such material either contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law. The Trustees shall thereafter comply with any order entered by the SEC and the requirements of the 1940 Act and the Securities Exchange Act of 1934.
In addition to Trustee election or removal as described in the Prospectus and as further described herein, the Declaration of Trust provides for unitholder voting only: (a) with respect to any contract as to which unitholder approval is required by the 1940 Act; (b) with respect to any termination or reorganization of the Fund or any Portfolio to the extent and as provided in the Declaration of Trust; (c) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new investment portfolios, abolishing investment portfolios, changing the name of the Fund or the name of any investment portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code and applicable regulations for the Fund’s obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the units entitled to vote; (d) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the unitholders; and (e) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Declaration of Trust, the By-Laws of the Fund, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable.
Under Massachusetts law, there is a possibility that unitholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of unitholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trustees or any officer. The Declaration of Trust provides for indemnification out of Fund property of any unitholder charged or held personally liable for the obligations or liabilities of the Fund solely by reason of being or having been a unitholder of the Fund and not because of such unitholder’s acts or omissions or for some other reason. The Declaration of Fund also provides that the Fund shall, upon proper and timely request, assume the defense of any charge made against any unitholder as such for any obligation or liability of the Fund and satisfy any judgment thereon. Thus, the risk of a unitholder incurring financial loss on account of unitholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.
Each unit of a Portfolio is entitled to one vote on all matters voted upon by the unitholders of such Portfolio, with fractional units being entitled to proportionate fractional votes. Units do not have cumulative voting rights. The Declaration of Trust provides that on any matter submitted to a vote of the unitholders, all units entitled to vote, irrespective of investment portfolio, shall be voted in the aggregate and not by investment portfolio except that: (a) as to any matter with respect to which a separate vote of any investment portfolio is required by the 1940 Act or would be required under the Massachusetts Business Corporation Law if the Fund were a Massachusetts business corporation, such requirements as to a separate vote by the investment portfolio shall apply in lieu of the aggregate voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more investment portfolios, then subject to (c) below, the units of all other investment portfolios shall vote as a single investment portfolio; and (c) as to any matter which does not affect the interest of a particular investment portfolio, only unitholders of the affected investment portfolio shall be entitled to vote thereon.
Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are identical or the matter does not affect any interest of the investment portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding units of such investment portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by unitholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.
As of December 1, 2009, the outstanding units of the Money Market Portfolio, the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio were 848,168,534.890, 39,589,872.419, and 32,146,330.324, respectively. To the Fund’s knowledge, as of such date, the only entities which may have owned 5% or more of the outstanding units of each of the Portfolios were as follows:

Registration Name	Percent (%) Ownership
Money Market Portfolio:

Citizens Equity First Credit Union P.O. Box 1715 Peoria, IL 61656-1715 Attn: Accounting Department	25.35%

Trustone Financial FCU 14601 27th Ave, N STE 104 Plymouth, MN 55447-4819 Attn: Linda Patnode	6.89%

Langley Federal Credit Union 1055 W Mercury Blvd Box 7463 Hampton, VA 23666-3300 Attn: Accounting Department	5.99%

NIH Federal Credit Union P.O. Box 6475 Rockville, MD 20849-6475 Attn: Accounting Department	5.95%

Service Credit Union 2010 Lafayette Rd Portsmouth, NH 03801-5643 Attn: Scott Wensley	5.68%

Nevada Federal Credit Union 2645 S Mojave Rd Las Vegas, NV 89121-1299 Attn: Paul Parrish	5.45%

Ultra-Short Duration Government Portfolio:

SchoolsFirst FCU P.O. Box 11547 Santa Ana, CA 92711-1547 Attn: Accounting Department	18.47%

Patelco Credit Union 156 2nd Street San Francisco, CA 94105-3724 Attn: Scott Waite SVP/CFO	16.17%

Digital Federal Credit Union 220 Donald Lynch Blvd P.O. Box 9130 Marlborough, MA 01752-9130 Attn: Richard Hayward Jr.	10.54%

Registration Name	Percent (%) Ownership
University of Wisconsin CU 3500 University Ave Madison, WI 53744 Attn: Jason Pall	8.03%

APCO Employees Credit Union 1608 7th Ave N Birmingham, AL 35203-1987 Attn: Larry Morgan	6.79%

Visions Federal Credit Union 24 McKinley Ave Endicott, NY 13760-5415	6.66%

Short Duration Portfolio:

Patelco Credit Union 156 2nd Street San Francisco, CA 94105-3724 Attn: Scott Waite SVP/CFO	24.45%

SchoolsFirst FCU P.O. Box 11547 Santa Ana, CA 92711-1547 Attn: Accounting Department	16.39%

APCO Employees Credit Union 1608 7th Ave N Birmingham, AL 35203-1987 Attn: Larry Morgan	14.02%

Citizens Equity First Credit Union P.O. Box 1715 Peoria, IL 61656-1715 Attn: Accounting Department	11.61%

Visions Federal Credit Union 24 McKinley Ave Endicott, NY 13760-5415	10.29%
Certain Trustees of the Fund are officers of credit unions that invest in the Portfolios. The approximate percentages of the Portfolios’ outstanding units that were owned by these credit unions in the aggregate as of December 1, 2009 were as follows: Money Market Portfolio — 0.01%; Ultra-Short Duration Government Portfolio — 19.81%; and Short Duration Portfolio — 16.41%.
INCOME
Substantially all of the net investment income (determined on a tax basis) of the Money Market Portfolio will be declared as a dividend on each day. The Bond Portfolios each intend to declare a daily dividend (payable monthly) determined with the objective of distributing the majority of their net investment income (determined on a tax basis) while enhancing the stability of principal. Over the course of the fiscal year, dividends accrued and paid will constitute substantially all of the Portfolios’ net investment income. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will generally increase and as interest rates decline, dividends will generally be reduced). Because the Bond Portfolios invest in mortgage-related securities that are subject to prepayments, the Fund cannot predict precisely the amount of principal and interest that a Portfolio will receive. Therefore, at times, a Portfolio may distribute amounts above current income levels, which will constitute a return of capital.
Net investment income of the Money Market Portfolio (from the time of the immediately preceding determination thereof) consists of (i) interest accrued or discount accreted (including both original issue and market discount) on the assets of such Portfolio and any general income of the Fund allocated to such Portfolio less (ii) the sum of the amortization of market premium and the estimated expenses of such Portfolio.
Net investment income of each Bond Portfolio consists of (i) interest accrued, discount accreted on certain Portfolio securities and any general income of the Fund allocated to such Portfolio less (ii) the sum of (a) premiums amortized on certain Portfolio securities and (b) the estimated expenses of such Portfolio. Original issue discounts (“OID”) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security.
Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. Effective starting with the fiscal year ended August 31, 2004, the Ultra-Short Duration Government and Short Duration Portfolios have elected to amortize market premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. Such amortization reduces taxable ordinary income available for distribution.
The net investment income of the Portfolios is determined by PNC on a daily basis. On days on which NAV is calculated, this determination is made immediately prior to the calculation of the Portfolios’ NAV.
Payment of dividends with respect to net investment income will be paid on the last calendar day of each month in additional units of the applicable Portfolio at the NAV per unit on such day, unless cash distributions are elected, in which case payment will be made by Federal Reserve wire on the first business day of the succeeding month.
Pursuant to the provisions of the Code, each Portfolio intends to distribute substantially all of its net investment company taxable income each year. The amount of these income distributions to unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of a Portfolio’s net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.
ADJUSTABLE AND FIXED RATE MORTGAGE LOANS AND
MORTGAGE-RELATED SECURITIES
The Nature of Adjustable and Fixed Rate Mortgage Loans
The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie the mortgage-related securities in which the Bond Portfolios may invest. The actual mortgage loans underlying any particular issue of mortgage-related securities may differ materially from those described below.
Adjustable Rate Mortgage Loans (“ARMs”). The Bond Portfolios may invest in ARMs. ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMS allow a Portfolio to participate in increases in interest rates through periodic increases in the securities’ coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields for the Portfolio.
Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments that are more or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to accumulate equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders.
ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of mortgage-related securities that are structured as pass-through mortgage securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Portfolio. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Portfolio’s investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.
There are two main categories of indices that provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMS held by the Portfolios and, therefore, in the net asset value of the Portfolios’ Units, will be a fraction of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
Fixed Rate Mortgage Loans. The Bond Portfolios may invest in fixed rate mortgage loans. Generally, fixed rate mortgage loans included in mortgage pools (the “Fixed Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.
Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the ARMs and Fixed Rate Mortgage Loans expected to underlie the mortgage-related securities in which the Bond Portfolios may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting ARMs and Fixed Rate Mortgage Loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Portfolios’ investments in both privately-issued mortgage-related securities (in the case of the Short Duration Portfolio) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored enterprises (“U.S. Government Securities”) by delaying the Portfolios’ receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the mortgage loan. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgage property, alter the mortgage loan repayment schedule and grant priority to certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

6.	Recent Governmental Action and Proposed Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-related securities collateralized by such residential mortgage loans and investors in such residential mortgage-related securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-related securities. The nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted. Any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Portfolio, and could adversely affect the yields on the mortgage-related securities owned by the Portfolio. Proposed federal legislation would, if enacted, permit borrowers in bankruptcy to restructure residential mortgage loans secured by their primary residences. Bankruptcy courts could, if this legislation is enacted, reduce the amount of the principal balance of a residential mortgage loan that is secured by a lien on the residential mortgaged property, reduce the interest rate, extend the term to maturity or otherwise modify the terms of a bankrupt borrower’s residential mortgage loan. As a result, the value of, and the cash flows in respect of, the mortgage-related securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, a Portfolio’s investment in such mortgage-related securities could be adversely impacted. Other proposed federal legislation or programs could require or encourage servicers to modify residential mortgage loan terms specifically by reducing mortgage debt which would, in turn, allow the mortgage borrower to refinance into a government sponsored mortgage origination program. Other legislative or regulatory action could include limitations on upward adjustment of residential mortgage loan interest rates, insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements, and other actions, each of which may have the effect of reducing returns to a Portfolio which has invested in mortgage-related securities collateralized by these residential mortgage loans.

Mortgage-Related Securities
Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
The investment characteristics of adjustable and fixed rate mortgage-related securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal of mortgage-related securities on a more frequent

(usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Portfolio purchases mortgage-related securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.
Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Portfolio are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Portfolio was earning on the mortgage-related securities that were prepaid. Due to these factors, mortgage-related securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Portfolios’ investments are interest-rate sensitive, each Portfolio’s performance will depend in part upon the ability of a Portfolio to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Portfolio, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-related securities and other multiple class pass-through securities, which are discussed below.
The rate of interest paid on mortgage-related securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as the Government National Mortgage Association (“GNMA”), and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities and this delay reduces the effective yield to the holder of such securities.
The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit (“REMIC”), which is subject to special federal income tax rules.
A description of the types of mortgage-related securities in which the Portfolios may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for the Portfolios.
1. Private Mortgage Pass-Through Securities
General Characteristics. The Short Duration Portfolio may invest in privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) which represent participation interests in pools of private mortgage loans conveyed to the issuing trust and generally serviced for the trust by the originator. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level. Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.
Each mortgage pool underlying Mortgage Pass-Throughs will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on the mortgaged properties (the “Mortgaged Properties”). The Mortgaged Properties will consist of residential properties upon which are located detached individual dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, rowhouses, manufactured homes, individual units in planned unit developments and other attached dwelling units, vacation homes, second homes, residential investment properties or properties with mixed residential and commercial uses. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs that in turn will ultimately evidence interests in mortgage loans.
The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation generally constitutes the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.
Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index. Subclasses of certificates as to which a REMIC election has been made may have the features and structures described below under the caption “Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations.”
Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the Mortgage Interest Rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable Mortgage Interest Rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
Ratings. The ratings assigned by an NRSRO to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate holders under the agreements pursuant to which such certificates are issued. A rating agency’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating agency’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating agency to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and that, as a result of such recharacterization, payments on such certificates may be affected.
Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Portfolios may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by a Portfolio is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the Portfolio invested in such security may consequently experience losses in respect of such mortgage-related security.
Types of Credit Support. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Such credit support falls generally into two classes: liquidity protection and protection against losses resulting from default by an obligor on the underlying mortgages. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the mortgages in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal prepayments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificate is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
In addition to providing for a preferential right of the senior certificate holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
The subordination feature and a Reserve Fund are intended to enhance the likelihood of timely receipt by senior certificate holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts may be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses may be allocated pro rata among all certificate holders in proportion to their respective outstanding interests in the mortgage pool.
Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.
Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate holders, but normally only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.
Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (for example, 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
2. Government Mortgage-Related Securities
As stated in the Prospectus, certain mortgage-related securities acquired by the Portfolios will be issued or guaranteed by the U.S. Government or one of its agencies, instrumentalities or sponsored enterprises, such as GNMA, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (collectively, “Government Mortgage-

Related Securities”). Each Portfolio may invest in Government Mortgage-Related Securities. GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, because of the ability of FNMA and FHLMC to borrow from the U.S. Treasury, historically they have generally been viewed by the market as high quality securities with low credit risks. There are several types of guaranteed mortgage-related securities currently available, including guaranteed mortgage pass-through certificates and multiple-class securities, which include guaranteed REMIC and CMO pass-through certificates. The Portfolios will be permitted to invest in other types of Government Mortgage-Related Securities that may be available in the future to the extent such investment is consistent with their respective investment policies and objectives. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in Government Mortgage-Related Securities.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating Federal sponsorship of FNMA and FHLMC. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of Government Mortgage-Related Securities and the Portfolios’ liquidity and value. In addition, many U.S. Government Securities purchased by the Portfolios, including those issued by FNMA and FHLMC, are not backed by the full faith and credit of the United States. The maximum potential liability of FNMA and FHLMC may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.
Events Related to FHLMC and FNMA. The extreme and unprecedented volatility and disruption currently impacting the capital and credit markets have led to increased market concerns about FHLMC’s and FNMA’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both FHLMC and FNMA were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of FHLMC and FNMA, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate FHLMC and FNMA with all the powers of the shareholders, the directors, and the officers of FHLMC and FNMA and conduct all business of FHLMC and FNMA; (2) collect all obligations and money due to FHLMC and FNMA; (3) perform all functions of FHLMC and FNMA which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of FHLMC and FNMA; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of FHLMC and FNMA which establish the Treasury as the holder of a new class of senior preferred stock in each of FHLMC and FNMA, which stock was issued in connection with financial contributions from the Treasury to FHLMC and FNMA. The Treasury has also (i) established a new secured lending credit facility which will be available to FHLMC, FNMA and the Federal Home Loan Banks, which is intended to serve as a liquidity backstop, and which will be available until December 2009; and (ii) initiated a temporary program to purchase residential mortgage-backed securities issued by FHLMC and FNMA.
The conditions attached to the financial contribution made by the Treasury to FHLMC and FNMA and the issuance of this senior preferred stock place significant restrictions on the activities of FHLMC and FNMA. FHLMC and FNMA must obtain the consent of the Treasury to (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of FHLMC’s and FNMA’s respective portfolios of mortgages and mortgage-related securities portfolios, and the purchase agreements entered into by FHLMC and FNMA provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of FHLMC and FNMA by the FHFA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-related securities guaranteed by FHLMC and FNMA, including any such mortgage-related securities held by the Portfolios.
GNMA Certificates. GNMA is a wholly owned corporate instrumentality of the United States. GNMA is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, GNMA is authorized to borrow from the U.S. Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on GNMA certificates.
FNMA Certificates. FNMA is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, FNMA Certificates are issued and guaranteed by FNMA and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by FNMA. A Pool consists of residential mortgage loans either previously owned by FNMA or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in FNMA Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by FNMA.
FNMA has certain contractual responsibilities. With respect to each Pool, FNMA is obligated to distribute scheduled installments of principal and interest after FNMA’s servicing and guaranty fee, whether or not received, to certificate holders. FNMA is also obligated to distribute to holders of certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of FNMA under its guaranty of the FNMA certificates are obligations solely of FNMA. See “Recent Events Relating to FHLMC and FNMA.”
FHLMC Certificates. FHLMC is a publicly held U.S. Government sponsored enterprise. A principal activity of FHLMC currently is the purchase of first lien, conventional, residential and multi-family mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily FHLMC certificates. A FHLMC certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “FHLMC certificate group”) purchased by FHLMC.
FHLMC guarantees to each registered holder of a FHLMC certificate the timely payment of interest at the rate provided for by such certificate (whether or not received on the underlying loans). FHLMC also guarantees to each registered certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guaranty of FHLMC certificates are obligations solely of FHLMC. See “Recent Events Relating to FHLMC and FNMA.”
The mortgage loans underlying the FHLMC certificates will consist of adjustable rate or fixed rate mortgage loans with original terms of maturity of up to forty years. These mortgage loans are usually secured by first liens on one to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating FHLMC. A FHLMC certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC certificate group.
3. Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations
The Bond Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be Government Mortgage-Related Securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or, in the case of the Short Duration Portfolio, private mortgage-related securities issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests, including those described below.
Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until all other certificates having an earlier final scheduled distribution date have been retired and such Z-Bonds are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of a CMO (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the CMOs. If prepayment rates stay within a specified range, the scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
FNMA CMOs are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute the principal balance of each class of CMO in full, whether or not sufficient funds are otherwise available.
For FHLMC CMOs, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”
Some CMOs may have interest rates that reset periodically. Some of these interest rates may be leveraged in that new rates are based on a multiple of a specified index or change inversely to changes in a specified index. Some CMOs may be subject to an interest rate cap or floor, which limit the maximum or minimum rates paid on the CMO.
The Portfolios may not invest in stripped mortgage-backed securities (“SMBS”) or securities that represent interests in SMBS except as follows. The Portfolios may invest in and hold exchangeable collateralized mortgage obligations (exchangeable CMOs) representing beneficial ownership interests in one or more interest-only classes of a CMO (“IO CMOs”) or principal-only classes of a CMO (“PO CMOs”) if:
(i)	At the time of purchase, the ratio of the market price to the remaining principal balance is between .8 and 1.2, meaning that the discount or premium of the market price to par must be less than 20 points; and

(ii)	The offering circular or other official information available at the time of purchase indicates that the notional principal on each underlying IO CMO should decline at the same rate as the principal on one or more of the underlying non-IO CMOs, and that the principal on each underlying PO CMO should decline at the same rate as the principal, or notional principal, on one or more of the underlying non-PO CMOs.
The Portfolios may exercise the exchange option of an exchangeable CMO only if all of the underlying CMOs are permissible investments for the Portfolio. In addition, the Portfolios may accept an exchangeable CMO representing beneficial ownership interests in one or more IO CMOs or PO CMOs as an asset associated with an investment repurchase transaction or as collateral in a securities lending transaction. When the exchangeable CMO is associated with one of these two types of transactions, it need not conform to the conditions stated above.
Recent Events Relating to the Mortgage-Related Securities Markets and the Overall Economy
The recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by the Portfolios. Additionally, a lack of credit liquidity, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities (including the mortgage-related securities in which the Portfolios may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-related securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in value of such mortgage-related securities, including the mortgage-related securities owned by the Portfolios.
The U.S. Government, the Federal Reserve, the U.S. Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis. The impact such actions could have on any of the mortgage-related securities held by the Portfolios is unknown.
Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-related securities in which the Portfolios may invest. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, in recent months housing prices and appraisal values in many states and localities have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on mortgage-related securities generally (including the mortgage-related securities in which the Portfolios may invest as described above).
The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which the Portfolios investing in such mortgage-related securities receive from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-related securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by the Portfolios, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-related securities (including the mortgage-related securities in which the Portfolios may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by the Portfolios may experience further declines after they are purchased by the Portfolios.

OTHER INVESTMENT PRACTICES AND SECURITIES
U. S. Government Securities
The Portfolios may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the U.S. Treasury, (b) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (c) only the credit of the issuer.
U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).
U.S. Government Securities include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the 1940 Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.
The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.
Custodial Receipts
The Portfolios may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATS”). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.
Lending of Portfolio Securities
The Bond Portfolios may seek to increase their income by lending portfolio securities to institutions, such as banks and broker-dealers. These loans will be continuously and fully collateralized (with a perfected first priority) by cash, cash equivalents or U.S. Government Securities in an amount at least equal to the market value of the securities loaned. Each Bond Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days’ notice. A Bond Portfolio may lend its securities only pursuant to a written loan and security agreement with the borrower and must receive written confirmation of any loan. Any investments purchased with the cash (as well as other cash received in connection with the loan) must be permissible for federally-chartered credit unions and must mature no later than the maturity of the transaction. For the duration of a loan, each Bond Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. Each Bond Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but each Bond Portfolio will have the right to call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by GSAM to be of good standing, and when, in its judgment, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If GSAM determines to make securities loans, it is expected that during the current fiscal year such loans will not exceed 5% of a Bond Portfolio’s net assets.
Bank Obligations
The Portfolios may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit

Union Act and the rules and regulations thereunder. Bank obligations may include certificates of deposit, bankers’ acceptances, bank notes, deposit notes, and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Obligations of foreign branches of U.S. banks include fixed time deposits. Generally, fixed time deposits are not payable until maturity but may permit early withdrawal subject to penalties, which vary depending upon market conditions and the remaining maturity of the obligations.
The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.
Obligations of foreign branches of U.S. banks involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations or that deposits may be seized or nationalized.
Inverse Floating Rate Securities
The Bond Portfolios may, to the extent permitted by the National Credit Union Administration (“NCUA”), invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.
Repurchase Agreements
Each Portfolio may enter into repurchase agreements with securities dealers and banks. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Portfolio’s acquisition of the securities and normally would be within a shorter period of time. The Portfolios generally intend to enter into repurchase agreements that terminate within seven days’ notice by a Portfolio. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Portfolio’s money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. During the term of the repurchase agreement, GSAM will require the seller to maintain the value of the securities subject to the agreement in an amount that equals or exceeds the repurchase price.
For purposes of the 1940 Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Portfolio to the seller of the securities. It is not clear whether for other purposes a court would consider the securities purchased by a Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.
If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that a Portfolio does not have a perfected security interest in the securities, the Portfolio may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Portfolios utilize custodians and subcustodians that GSAM believes follow customary securities industry practice with respect to repurchase agreements; however, because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.
Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case a Portfolio may not recover the full amount it paid for the securities.

A Portfolio that enters into a repurchase agreement bears the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.
Each Portfolio, together with other registered investment companies having management agreements with GSAM or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Other Investment Companies
The Short Duration Portfolio may invest in securities of other investment companies subject to the limitations prescribed by the 1940 Act and the rules thereunder. These limitations generally include a prohibition on the Portfolio acquiring more than 3% of the voting securities of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and/or restrictions that limit their investments to those authorized for federally chartered credit unions. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolio may invest include money market funds which the Investment Adviser, Goldman Sachs or any of their affiliates serves as investment adviser, administrator or distributor.
Zero Coupon Securities
The Portfolios may purchase zero coupon securities as described in the Prospectus that are issued at a discount to their face value. The zero coupon securities will not have maturity dates of more than ten years from the settlement date. The discount approximates the total amount of interest the securities will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that provide for regular payments of interest. Each Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to unitholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.
When-Issued Transactions
Each Portfolio may purchase or sell securities in when-issued transactions. In when-issued transactions, the payment obligation and the interest rate are fixed on the trade date, although no interest accrues to the purchaser prior to the settlement date. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Portfolio remains substantially fully invested at the same time that it has entered into such transactions, which it would normally expect to do, there will be greater fluctuations in the market value of its net assets than if such Portfolio set aside cash to satisfy its purchase commitment. However, the Portfolio will segregate liquid assets at least equal in value to commitments for when-issued securities. When a Portfolio engages in a commitment to purchase or sell securities, the Portfolio relies on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous.
Mortgage Dollar Rolls
The Bond Portfolios may enter into mortgage dollar rolls in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date. Delivery for all purchases and sales of securities will be by regular-way settlement. During the roll period, a Bond Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Bond Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for a Bond Portfolio. Such Bond Portfolio will segregate until the settlement date cash, U.S. Government Securities or other liquid assets in an amount equal to the forward purchase price.
Mortgage dollars rolls involve the following risks: (a) if the broker-dealer to whom a Bond Portfolio sells the security becomes insolvent, the Bond Portfolio’s right to purchase or repurchase the mortgage-related securities may be restricted; and (b) the instrument which the Bond Portfolio is required to repurchase may be worth less than an instrument which the Bond Portfolio originally held. Successful use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Bond Portfolio compared with what such performance would have been without the use of mortgage dollar rolls.
Portfolio Turnover
Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.
A Portfolio may sell an instrument soon after its acquisition if GSAM believes that such disposition is consistent with attaining the investment objectives of the Portfolio. Instruments held by a Portfolio may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such instruments.
Portfolio turnover rate is computed by dividing the lesser of the amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year, and includes purchase and sale transactions entered into in connection with mortgage dollar rolls. A 100% turnover rate would occur, for example, if all of the securities held in such Portfolio were sold and replaced within one year. The rate at which Portfolio transactions occur will depend upon GSAM’s perception of how market conditions will affect such Portfolio. GSAM will not consider portfolio turnover a limiting factor in making investment decisions for a Portfolio consistent with such Portfolio’s investment objective and such Portfolio’s investment management policies. A higher degree of portfolio turnover results in increased transaction costs to such Portfolio in the form of dealer spreads. Because of the exclusion of short-term securities from the calculation of portfolio turnover rates, the portfolio turnover rate for the Money Market Portfolio is expected to be zero for regulatory reporting purposes.
Federal Funds
The Portfolios may make unsecured loans of federal funds to U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the rules and regulations thereunder. The Portfolios’ federal funds loans must also meet the following requirements: (a) the accounts of the borrowing bank must be insured by the Federal Deposit Insurance Corporation; (b) the interest received from the loan must be at the market rate for federal funds transactions; and (c) the transaction must either have a maturity of one or more business days or the Portfolio must be able to require repayment at any time.
Loans of federal funds rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Federal funds are funds held by a regional Federal Reserve Bank for the account of a Fed Member Bank. A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight, of federal funds by one Fed Member Bank to another. Since, pursuant to an exemption, the borrowing Fed Member Bank is not required to maintain reserves on the borrowed federal funds, the interest rate it pays on such loans is generally higher than the rate it pays on other deposits of comparable size and maturity that are subject to reserve requirements. In addition, a “depository institution” or other exempt institution such as the Fund may under Regulation D of the Board of Governors of the Federal Reserve System in effect make loans of federal funds by instructing a correspondent or other willing Fed Member Bank at which it maintains an account to loan federal funds on its behalf.
Special Note Regarding Market Events
Events in the financial sector over the past year have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolios’ investments. It is uncertain how long these conditions will continue.
The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolios’ ability to achieve their investment objectives.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ holdings.
INVESTMENT RESTRICTIONS
Except as stated in this section or elsewhere in the Prospectus or this Additional Statement, all investment policies of the Portfolios are non-fundamental and may be changed without unitholder approval.
The investment objective of each Portfolio as stated in the Prospectus is fundamental and may be changed only with the approval of the holders of a majority of the outstanding units of the affected Portfolio as described below. In addition, the Fund has adopted the following enumerated fundamental investment restrictions, none of which may be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding units of the Portfolio as described below. The Fund may not:
(1) Invest any one Portfolio in the instruments of issuers conducting their principal business activity in the same industry if immediately after such investment the value of such Portfolio’s investments in such industry would exceed 25% of the value of its total assets; provided that there is no limitation with respect to or arising out of (a) in the case of the Short Duration Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements by such Portfolio of securities collateralized by such obligations; or (b) in the case of the Ultra-Short Duration Government Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements by such Portfolio of securities collateralized by such obligations or by cash, certificates of deposit, bankers’ acceptances and bank repurchase agreements; or (c) in the case of the Money Market Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements by such Portfolio of securities collateralized by such obligations or by cash, certificates of deposit, bankers’ acceptances, bank repurchase agreements and other obligations issued or guaranteed by banks (except commercial paper); and provided further that during normal market conditions the Short Duration Portfolio intends to invest at least 25% of the value of its total assets in mortgage-related securities. Note: The current position of the staff of the SEC is that only the Money Market Portfolio may reserve freedom of action to concentrate in bank obligations and that the exclusion with respect to bank instruments referred to above may only be applied to instruments of domestic banks. For this purpose, the staff also takes the position that foreign branches of domestic banks may, if certain conditions are met, be treated as domestic banks. The Fund intends to consider only obligations of domestic banks (as construed to include foreign branches of domestic banks to the extent they satisfy the above-referenced conditions) to be within this exclusion until such time, if ever, that the SEC staff modifies its position.
(2) Invest any one Portfolio in the instruments of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such investment, more than 5% of the value of such Portfolio’s total assets would be invested in the instruments of such issuer, except that (a) up to 25% of the value of the total assets of the Money Market Portfolio and Ultra-Short Duration Government Portfolio may be invested in repurchase agreements, certificates of deposit, bankers’ acceptances, time deposits and federal funds without regard to such 5% limitation; (b) up to 25% of the value of the total assets of the Short Duration Portfolio may be invested without regard to such 5% limit; and (c) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.
(3) Make loans, except through (a) the purchase of debt obligations in accordance with each Portfolio’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions in accordance with the investment objectives of each Portfolio; (c) the lending of federal funds to qualified financial institutions in accordance with the investment objectives of each Portfolio; and (d) the lending of securities in accordance with the investment objectives of the Bond Portfolios.

(4) Borrow money, except as a temporary measure, and then only in amounts not exceeding one-third of the value of the Portfolio’s net assets.
(5) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings.
(6) Purchase or sell real estate, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
(7) Purchase or sell commodities or commodity contracts.
(8) Purchase any voting securities except of investment companies (closed-end investment companies in the case of the Money Market Portfolio and Ultra-Short Duration Government Portfolio) solely to the extent permitted by the 1940 Act, or invest in companies for the purpose of exercising control or management. Subject to certain exceptions, the 1940 Act contains a prohibition against the Fund’s investing more than 5% of its total assets in the securities of another investment company, investing more than 10% of its assets in securities of such investment company and all other investment companies or purchasing more than 3% of the total outstanding voting stock of another investment company.
(9) Act as an underwriter of securities.
(10) Issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) borrowing of money to the extent permitted herein; or (b) purchasing securities on a when-issued or forward commitment basis.
(11) Purchase any security for the Money Market Portfolio that is restricted as to disposition under federal securities laws (foreign securities traded only in foreign markets are not regarded as restricted).
(12) Purchase any security on margin (except for forward commitment or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).
(13) Make short sales of securities or maintain a short position.
(14) Write, purchase or sell puts, calls or combinations thereof.
Investment Restriction No. (2) above is intended to incorporate the diversification requirements of the 1940 Act and the rules thereunder. Pursuant to Rule 2a-7 under the 1940 Act, which establishes separate diversification requirements for money market funds, the Money Market Portfolio currently may not invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements collateralized by such obligations and securities subject to a guarantee or unconditional demand feature (as defined by Rule 2a-7). The Money Market Portfolio may, however, invest up to 25% of its total assets in the First Tier Securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any time. Investment by the Money Market Portfolio in guarantees and demand features is subject to further diversification requirements. Subject to certain exceptions, immediately after the acquisition of a guarantee or demand feature or a security subject to a guarantee or demand feature, the Money Market Portfolio, with respect to 75% of its total assets, may not have invested more than 10% of its total assets in securities issued by or subject to guarantees and demand features from the same person. Adherence by the Money Market Portfolio to the requirements of Rule 2a-7, which is not fundamental and may be changed in the future without shareholder vote, is considered to be adherence to the requirements of Investment Restriction No. (2) above.
“Value” for the purposes of all investment restrictions shall mean the value used in determining a Portfolio’s NAV.
For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio of the Fund.
Borrowings by the Fund (if any) are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If, due to market fluctuations or other reasons, the total assets of a

Portfolio fall below 300% of its borrowings, the Fund will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. No purchases of securities will be made if borrowings exceed 5% of the value of the applicable Portfolio’s assets.
The prohibition against short sales and short positions does not include transactions sometimes referred to as “short sales against the box” where the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.
As used in the Prospectus and this Additional Statement with respect to a change in investment objective or fundamental investment restrictions, the approval of an investment advisory agreement or the approval of a distribution agreement, the term “majority of the outstanding units” of either the Fund or a particular Portfolio of the Fund means the vote of the lesser of (a) 67% or more of the units of the Fund or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding units of the Fund or such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding units of the Fund or such Portfolio.
As stated in the Prospectus, investments purchased by the Portfolios before January 1, 1998 (the effective date of certain amendments to the Rules and Regulations of the NCUA) will be governed by the Rules and Regulations in effect when purchased, and the Portfolios may continue to hold such investments after such date subject to compliance with such former Rules and Regulations. Among other things, prior to January 1, 1998, a Portfolio could also purchase a stripped mortgage-backed security to reduce the interest rate risk of its holdings.
CALCULATION OF PERFORMANCE QUOTATIONS
From time to time, quotations of the Money Market Portfolio’s “yield” and “effective yield,” and the yields and the total returns of the Bond Portfolios may be quoted in advertisements or communications to unitholders. These advertisements and communications may be part of marketing activities conducted by either or both of the Fund’s distributors on behalf of the Portfolios. The performance figures are based on historical earnings and are not intended to indicate future performance. These performance figures are calculated in the following manner.
Money Market Portfolio
Yield — the net annualized yield based on a specified seven-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.
Effective Yield — the net annualized yield for a specified seven-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7]-1. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
Yield and effective yield for the Portfolio will vary based on changes in market conditions, the level of interest rates and the level of the Portfolio’s expenses.
In addition, the Money Market Portfolio may quote from time to time its total return in accordance with SEC regulations.
Bond Portfolios
Yield — The yields of the Bond Portfolios are calculated by dividing the net investment income per unit (as described below) earned by a Bond Portfolio during a 30-day period by the maximum offering price per unit on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Bond Portfolio’s net investment income per unit earned during the period is based on the average daily number of units outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:
Yield = 2[([(a-b)/cd]+1)6-1]

Where:

a=	dividends and interest earned during the period.

b=	expenses accrued for the period (net of fee waivers).

c=	the average daily number of units outstanding during the period that were entitled to receive dividends.

d=	the maximum offering price per unit on the last day of the period.
Except as noted below, interest earned on debt obligations held by a Bond Portfolio is calculated by computing the yield to maturity of each obligation held by the Bond Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Bond Portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.
With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Bond Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.
The net investment income used for purposes of determining yield may differ from net income used for accounting purposes.
Total Return — The total return of a Bond Portfolio is calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Bond Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. The Fund may also advertise from time to time the total return of a Bond Portfolio on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.
Each Bond Portfolio computes average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:
T= [(ERV/P)1/N-1]
Where:

T =	average annual total return.

ERV =	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

p =	hypothetical initial payment of $1,000.

n =	period covered by the computation, expressed in terms of years.

Each Bond Portfolio computes aggregate total return by determining the cumulative rate of return during a specified period that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:
T=(ERV/P)-1
Under the methods prescribed by the SEC, standardized calculations of average annual total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period (although a Bond Portfolio may also publish non-standardized calculations without this assumption). Calculations of aggregate total return also normally assume the reinvestment of all dividends and capital gains distributions on the reinvestment date during the period. The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Year-to-year total return is calculated in a similar manner.
Each of the Portfolios may also quote from time to time distribution rates in reports to unitholders and in sales literature. The distribution rate for a specified period is calculated by dividing the total distribution per share by the maximum offering price on the last day of the period and then annualizing such amount.
Performance information is based on historical results and is not intended to indicate future performance. Yield, total return and distribution rates will vary based on changes in market conditions, the level of interest rates, and Portfolio expenses. The value of units of the Bond Portfolios will fluctuate, and an investor’s units may be worth more or less than their original cost upon redemption.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
The Board of Trustees of the Fund has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of the Fund’s unitholders and to address the conflicts between the interests of unitholders and the Fund’s service providers. The policy provides that neither a Portfolio nor any of the Fund’s officers or Trustees, nor the Investment Adviser, the Fund’s distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Portfolio’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Portfolio nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Portfolio’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.
Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Fund’s Chief Compliance Officer. Disclosure to providers of auditing, custody, and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, investors and intermediaries that sell units of the Fund) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that a Portfolio has a legitimate business purpose for doing so and ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates; CFS and CUFSLP; PNC; the Fund’s independent registered public accounting firm, Ernst & Young LLP; the Fund’s custodian, PFPC Trust Company; the Fund’s legal counsel, Drinker Biddle & Reath LLP; the Fund’s financial printer, Bowne; and independent legal counsel to the Fund’s Independent Trustees, Nisen & Elliott. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Portfolios only with the permission of Fund Representatives that have been approved by the Board of Trustees. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Portfolio seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Fund publishes on its website (www.trustcu.com) month-end selected portfolio holdings information for the Portfolios, which may include asset allocation or sector/sub-sector allocation, credit quality/issuer allocation and average maturity or duration, subject to a ten calendar day lag between the date of the information and the date on which the information is disclosed. Each Portfolio may also publish complete portfolio holdings on the Fund’s website (a) as of the end of each fiscal quarter, subject to a thirty calendar day lag, with respect to the Bond Portfolios, and (b) monthly, subject to a thirty calendar day lag, with respect to the Money Market Portfolio. Each of the Bond Portfolios may publish complete portfolio holdings more frequently than on a fiscal quarter basis, if the Portfolio has a legitimate business purpose for doing so.
Under the policy, the Chief Compliance Officer will periodically supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of the date of this Additional Statement, only the Chief Compliance Officer is authorized to disclose portfolio holdings information.
Miscellaneous
The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC.
The Registration Statement including the exhibits filed therewith may be examined at the offices of the SEC in Washington, D.C. Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.
Capitalized terms, to the extent not otherwise defined herein, shall have the meanings as assigned to them in the Prospectus.
FINANCIAL STATEMENTS
The financial statements and related report of Ernst & Young LLP, independent registered public accounting firm, contained in the Portfolios’ 2009 Annual Report for the fiscal year ended August 31, 2009 (the “Annual Report”) are hereby incorporated by reference. The financial statements in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of any annual report are incorporated by reference herein. Copies of the Annual Report accompany or have preceded this Additional Statement and may be obtained without charge by writing to Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Ave., N.W., 10th Floor, Washington, DC 20036 or by calling the Fund at (800) DIAL TCU (800-342-5828) or CFS at (800) 237-5678.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS*
Short-Term Credit Ratings
Moody’s Investors Service, Inc. (“Moody’s”)
     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
     “P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Standard & Poor’s Ratings Group (“S&P”)
     An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P’s for short-term issues:
     “A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” — The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.
Fitch Ratings, Inc. (“Fitch”)
     Fitch short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” — Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” — Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

*	The ratings systems described herein are believed to be the most recent ratings systems available from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings, Inc. at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities throughout the period they are held by a Portfolio.

Long-Term Credit Ratings
Moody’s Investors Service, Inc. (“Moody’s”)
     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “A.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Standard & Poor’s Ratings Group (“S&P”)
     The following summarizes the ratings used by S&P for long-term issues:
     “AAA” — An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P.
     “AA” — An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.
     “A” — An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.
     PLUS (+) or MINUS (-) — The ratings from “AA” to “A” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Fitch Ratings, Inc. (“Fitch”)
The following summarizes long-term ratings used by Fitch:
     “AAA” — Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” — Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” — Securities considered to be of high credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category.

About Credit Ratings
     An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
     Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
     Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

PART C
OTHER INFORMATION
Item 23. Exhibits
The following exhibits relating to Trust for Credit Unions are incorporated herein by reference to Post-Effective Amendment No. 16 to Trust for Credit Unions’ Registration Statement on Form N-1A (Accession No. 0000950130-95-002603); to Post-Effective Amendment No. 17 to such Registration Statement (Accession No. 0000950130-96-004149); to Post-Effective Amendment No. 19 to such Registration Statement (Accession No. 0000950130-97-005715); to Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000950123-04-005525); to Post-Effective Amendment No. 28 to such Registration Statement (Accession No. 0000950123-04-014344); to Post-Effective Amendment No. 29 to such Registration Statement (Accession No. 0000950123-05-012758); to Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950123-07-016951); and to Post-Effective Amendment No. 33 to such Registration Statement (Accession No. 0000950123-08-018476);

(a)(1)	Agreement and Declaration of Trust, dated September 24, 1987, as amended and restated through December 1, 1987, of the Registrant. (Accession No. 0000950130-95-002603)

(2)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust dated April 20, 1988. (Accession No. 0000950130-95-002603)

(3)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust dated September 21, 1992. (Accession No. 0000950130-95-002603)

(4)	Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust to Establish and Designate Units of the Target Maturity Portfolio (1996). (Accession No. 0000950130-95-002603)

(5)	Amendment No. 4 to the Amended and Restated Agreement and Declaration of Trust to Establish and Designate Units of the Target Maturity Portfolio (Feb 97), Target Maturity Portfolio (May 97), Target Maturity Portfolio (Aug 97) and Target Maturity Portfolio (Nov 97). (Accession No. 0000950130-95-002603)

(6)	Amendment No. 5 to the Amended and Restated Agreement and Declaration of Trust to Abolish or Liquidate a Series of Units (Target Maturity Portfolio 1996) dated June 28, 1996. (Accession No. 0000950130-96-004149)

(7)	Amendment No. 6 to the Amended and Restated Agreement and Declaration of Trust to Abolish or Liquidate a Series of Units (Target Maturity Portfolio (Feb 97)). (Accession No. 0000950130-97-005715)

(8)	Amendment No. 7 to the Amended and Restated Agreement and Declaration of Trust to Abolish or Liquidate a Series of Units (Target Maturity Portfolio (May 97)). (Accession No. 0000950130-97-005715)

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(9)	Amendment No. 8 to the Amended and Restated Agreement and Declaration of Trust to change the name of the units. (Accession No. 0000950123-04-014344)

(b)(1)	By-laws of the Registrant. (Accession No. 0000950130-95-002603)

(2)	Amendment No. 1 dated March 18, 1991 to the By-Laws of the Registrant. (Accession No. 0000950130-96-004149)

(3)	Amendment No. 2 dated January 13, 1997 to the By-Laws of the Registrant. (Accession No. 0000950130-97-005715)

(4)	Amendment No. 3 dated January 12, 2004 to the By-Laws of the Registrant. (Accession No. 0000950123-04-005525)

(5)	Amendment No. 4 dated January 10, 2005 to the By-Laws of the Registrant. (Accession No. 0000950123-05-012758)

(6)	Amendment No. 5 dated January 8, 2007 to the By-Laws of the Registrant. (Accession No. 0000950123-07-016951)

(7)	Amendment No. 6 dated July 9, 2007 to the By-Laws of the Registrant. (Accession No. 0000950123-07-016951)

(c)	Not Applicable

(d)	Advisory Agreement between the Registrant and Goldman Sachs Asset Management, L.P. dated January 14, 2008. (Accession No. 0000950123-08-018476)

(f)	Not Applicable

(g)	Custodian Services Agreement between the Registrant and PFPC Trust Company dated January 14, 2008. (Accession No. 0000950123-08-018476)

(h)(1)	Transfer Agency Services Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) dated January 15, 2008. (Accession No. 0000950123-08-018476)

(3)	Administration and Accounting Services Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) dated January 14, 2008. (Accession No. 0000950123-08-018476)

(i)	Opinion of Hale and Dorr dated December 18, 1997. (Accession No. 0000950130-97-005715)

(k)	Not Applicable

(l)	Subscription Agreement dated April 28, 1988. (Accession No. 0000950130-95-002603)

(m)	Not Applicable

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(n)	Not Applicable

(o)	[Reserved]

(p)(1)	Code of Ethics of the Registrant effective June 17, 1991 (as revised October 1, 1995, July 10, 2000, September 30, 2002, January 12, 2004, January 10, 2005 and January 7, 2008, effective January 14, 2008). (Accession No. 0000950123-08-018476)

(2)	Code of Ethics of Callahan Financial Services, Inc. effective June 17, 1991 as revised March 22, 1996, July 10, 2000 and January 10, 2005. (Accession No. 0000950123-05-012758)

(3)	Code of Ethics of Goldman, Sachs & Co., Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International and Goldman Sachs Hedge Fund Strategies LLC, effective January 23, 1991, as revised February 23, 2004. (Accession No. 0000950123-05-012758)

(q)	Powers of Attorney. (Accession No. 0000950123-08-018476)

The following exhibits relating to Trust for Credit Unions are filed herewith electronically pursuant to EDGAR rules:

(e)	Distribution Agreement between the Registrant and Callahan Financial Services, Inc. dated March 30, 2009.

(h)(2)	Revised and Restated Administration Agreement between the Registrant and Callahan Credit Union Financial Services Limited Liability Limited Partnership dated March 30, 2009.

(j)	Consent of Independent Registered Public Accounting Firm.

Item 24. Persons Controlled by or under Common Control with Registrant
Not Applicable.
Item 25. Indemnification
Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of the Registrant’s trustees and officers under certain circumstances.
Paragraph 7 of the Advisory Agreement between the Registrant and Goldman Sachs Asset Management, L.P. provides for indemnification of Goldman Sachs Asset Management, L.P., or in lieu thereof, contribution by the Registrant under certain circumstances.

3

Paragraph 7 of the Revised and Restated Administration Agreement between the Registrant and Callahan Credit Union Financial Services Limited Liability Limited Partnership provides for indemnification of Callahan Credit Union Financial Services Limited Liability Limited Partnership or, in lieu thereof, contribution by the Registrant under certain circumstances.
Paragraph 13 of the Administration and Accounting Services Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. provides for indemnification of PNC Global Investment Servicing (U.S.) Inc. under certain circumstances.
Paragraph 6 of the Distribution Agreement between the Registrant and Callahan Financial Services, Inc. provides for indemnification of Callahan Financial Services, Inc. or, in lieu thereof, contribution by the Registrant under certain circumstances.
Paragraph 13 of the Transfer Agency Services Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. provides for indemnification of PNC Global Investment Servicing (U.S.) Inc. under certain circumstances.
Paragraph 13 of the Custodian Services Agreement between the Registrant and PFPC Trust Company provides for indemnification of PFPC Trust Company under certain circumstances.
Mutual fund and directors and officers liability policies purchased by the Registrant insure Registrant and its trustees, partners, officers and employees, subject to the policies’ coverage limit and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty to the extent permitted by Section 17(i) of the Investment Company Act of 1940.
Item 26. Business and Other Connections of Investment Adviser
Goldman Sachs Asset Management, L.P. (“GSAM”) is a wholly-owned subsidiary of the Goldman Sachs Group, Inc. and serves as investment adviser to the Registrant. Set forth below are the names, businesses and business addresses of certain managing directors of GSAM who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with	Name and Address of Other	Connection with
the Investment Adviser	Company	Other Company
John S. Weinberg Managing Director- GSAM	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	Vice Chairman

	Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Managing Director

Lloyd C. Blankfein Managing Director- GSAM	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	Chairman, Chief Executive Officer and Director

	Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Managing Director

4

Item 27. Principal Underwriter
(a)	Callahan Financial Services, Inc., a Delaware corporation, does not act as principal underwriter, depositor or investment adviser for any other investment company.

(b)	Set forth below is certain information pertaining to the directors and officers of Callahan Financial Services, Inc.

Positions and Offices
Name and Principal	with Callahan	Positions & Offices
Business Address	Financial Services, Inc.	with Registrant
Charles W. Filson Callahan Financial Services, Inc. 1001 Connecticut Avenue, N.W. Suite 1001 Washington, D.C. 20036-5504	President	President

Bob C. Minor Callahan Financial Services, Inc. 4100 Sycamore Street Chevy Chase, MD 20815	Director	None

Leigh Anne Terry Callahan Financial Services, Inc. 1001 Connecticut Avenue, N.W. Suite 1001 Washington, D.C. 20036-5504	Secretary	None

Jay Johnson Callahan Financial Services, Inc. 1001 Connecticut Avenue, N.W. Suite 1001 Washington, D.C. 20036-5504	Treasurer	Treasurer

Ron Daly Digital Mailer 220 Spring Street Suite 200 Herndon, VA 20170	Director	None

5

Positions and Offices
Name and Principal	with Callahan	Positions & Offices
Business Address	Financial Services, Inc.	with Registrant
Mark Elliot Member Value Network 40 Lochspur Lane Moreland Hills, OH 44022	Director	None

Randy Karnes CU*Answers 6000 28th Street S.E. Suite 100 Grand Rapids, MI 49546	Director	None

Doug Fecher Wright-Patt Credit Union 2455 Executive Park Boulevard Fairborn, OH 45324	Director	None
(c) Not Applicable.
Item 28. Location of Accounts and Records
With respect to the Registrant, (a) the Agreement and Declaration of Trust, By-Laws and minute books of the Registrant are in the physical possession of Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania, 19103, (b) all investment adviser records are in the physical possession of Goldman Sachs Asset Management, L.P., 32 Old Slip, New York, New York 10005, (c) all administration records are in the physical possession of Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Avenue, NW, 10th Floor, Washington, D.C. 20036 and PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, (d) all fund accounting records are in the physical possession of PNC Global Investment Servicing (U.S.) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, (e) all transfer agency records are in the physical possession of PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, and (f) all custodian records are in the physical possession of PFPC Trust Company, which will be renamed PNC Trust Company effective June 7, 2010, 8800 Tinicum Boulevard, 4th Floor, Philadelphia, Pennsylvania 19153.
Item 29. Management Services
Not Applicable.
Item 30. Undertakings
Not Applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 34 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, D.C. on the 28th day of December, 2009.

TRUST FOR CREDIT UNIONS

By:	/s/ Jay Johnson

Jay Johnson
Treasurer
Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 34 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 28, 2009.

Name	Title	Date

*Rudolph J. Hanley	Chairman and Trustee	December 28, 2009
Rudolph J. Hanley

/s/ Charles W. Filson	President (Principal Executive Officer)	December 28, 2009
Charles W. Filson

/s/ Jay Johnson	Treasurer (Principal Financial and Accounting Officer)	December 28, 2009
Jay Johnson

*James C. Barr	Trustee	December 28, 2009
James C. Barr

*Robert M. Coen	Trustee	December 28, 2009
Robert M. Coen

*Stanley C. Hollen	Vice Chairman and Trustee	December 28, 2009
Stanley C. Hollen

*Gary Oakland	Trustee	December 28, 2009
Gary Oakland

*Eugene A. O’Rourke	Trustee	December 28, 2009
Eugene A. O’Rourke

*Joe Peek	Trustee	December 28, 2009
Joe Peek

*Wendell A. Sebastian	Trustee	December 28, 2009
Wendell A. Sebastian

7

By	/s/ Jay Johnson Jay Johnson
Attorney-in-fact

*	Pursuant to a power of attorney incorporated by reference (Accession No. 0000950123-08-018476).

8

EXHIBIT INDEX
(e) Distribution Agreement between the Registrant and Callahan Financial Services, Inc. dated March 30, 2009.

(h)(2) Revised and Restated Administration Agreement between the Registrant and Callahan Credit Union Financial Services Limited Liability Limited Partnership dated March 30, 2009.

(j) Consent of Independent Registered Public Accounting Firm.